                               SUBJECT TO CHANGE
All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $1,196,957,000
                                 (APPROXIMATE)

                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR

                    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
               CLASSES A-1, A-2, A-3, A-PB, A-4, A-J, B, C AND D

--------------------------------------------------------------------------------
                                 SERIES 2005-C18
--------------------------------------------------------------------------------

                                  APRIL 2005

                             Mortgage Loan Seller
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                               Special Servicer
                     GMAC COMMERCIAL MORTGAGE CORPORATION

             [WACHOVIA SECURITIES LOGO OMITTED] WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   APRIL 21, 2005.

ISSUE TYPE             Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                       Class A-PB, Class A-4, Class A-J, Class B, Class C and
                       Class D Certificates (the "Offered Certificates") are
                       offered publicly. All other Certificates will be
                       privately placed to qualified institutional buyers or to
                       institutional accredited investors.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-Off Date, which is May 11, 2005 with
                       respect to all of the mortgage loans. All percentages
                       presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 72 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate principal balance as
                       of the Cut-Off Date of $1,405,371,542 (the "Cut-Off Date
                       Pool Balance"), subject to a variance of plus or minus
                       5%. The Mortgage Loans are secured by 88 properties (the
                       "Mortgaged Properties") located throughout 31 states. The
                       Mortgage Pool will be deemed to consist of 2 loan groups
                       ("Loan Group 1" and "Loan Group 2", and collectively, the
                       "Loan Groups"). Loan Group 1 will consist of (i) all of
                       the Mortgage Loans that are not secured by Mortgaged
                       Properties that are multifamily properties and (ii) 9
                       Mortgage Loans that are secured by Mortgaged Properties
                       that are multifamily properties. Loan Group 1 is expected
                       to consist of 61 Mortgage Loans, with an aggregate
                       principal balance as of the Cut-Off Date of
                       $1,316,413,770 (the "Cut-Off Date Group 1 Balance"). Loan
                       Group 2 will consist of 11 Mortgage Loans that are
                       secured by Mortgaged Properties that are multifamily
                       properties, with an aggregate principal balance as of the
                       Cut-Off Date of $88,957,773 (the "Cut-Off Date Group 2
                       Balance", and collectively with the Cut-Off Date Group 1
                       Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR              Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLER   Wachovia Bank, National Association

UNDERWRITERS           Wachovia Capital Markets, LLC, Countrywide Securities
                       Corporation, Credit Suisse First Boston LLC, Merrill
                       Lynch, Pierce, Fenner & Smith Incorporated and Greenwich
                       Capital Markets, Inc.

TRUSTEE                LaSalle Bank National Association

FISCAL AGENT           ABN AMRO Bank N.V.

MASTER SERVICER        Wachovia Bank, National Association

SPECIAL SERVICER       GMAC Commercial Mortgage Corporation

RATING AGENCIES        Standard & Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors
                       Service, Inc. ("Moody's").

DENOMINATIONS          $10,000 minimum for Offered Certificates.

CLOSING DATE           On or about May 19, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in June 2005.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding
                          business day, commencing, with respect to the Offered
                          Certificates, in June 2005.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class during
                          the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve
                          30-day months and a 360-day year. Interest will be
                          distributed on each Distribution Date in sequential
                          order of Class designations with Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-PB, Class A-4,
                          Class X-C and Class X-P Certificates ranking pari
                          passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the preliminary prospectus supplement. Generally, the
                          Class A-1, Class A-2, Class A-3, Class A-PB and Class
                          A-4 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balance of
                          the Class A-4 Certificates has been reduced to zero.
                          If, due to losses, the Certificate Balances of the
                          Class A-J through Class P Certificates are reduced to
                          zero, but any two or more of the Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-PB and/or Class
                          A-4 Certificates remain outstanding, payments of
                          principal (other than distributions of principal
                          otherwise allocable to reduce the Certificate Balance
                          of the Class A-PB Certificates to their planned
                          principal amount) to the Class A-1, Class A-1A, Class
                          A-2, Class A-3, Class A-PB and/or Class A-4
                          Certificates will be made on a pro rata basis. The
                          Class X-C and Class X-P Certificates will not be
                          entitled to distributions of principal.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class P, Class O, Class
                          N, Class M, Class L, Class K, Class J, Class H, Class
                          G, Class F, Class E, Class D, Class C, Class B and
                          Class A-J Certificates, in that order, and then, pro
                          rata, to the Class A-1, Class A-1A, Class A-2, Class
                          A-3, Class A-PB and Class A-4 Certificates .

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE   actually collected on a Mortgage Loan during the
 CHARGES                 related collection period in which the prepayment
                         occurred will be distributed to Certificateholders on
                         the related Distribution Date following the collection
                         period in which the prepayment occurred. On each
                         Distribution Date, the holders of each Class of Offered
                         Certificates and Class E, Class F, Class G and Class H
                         Certificates then entitled to principal distributions
                         will be entitled to a portion of Prepayment Premiums or
                         Yield Maintenance Charges equal to the product of (a)
                         the amount of such Prepayment Premiums or Yield
                         Maintenance Charges, multiplied by (b) a fraction, the
                         numerator of which is equal to the excess, if any, of
                         the Pass-Through Rate of such Class of Certificates
                         over the relevant Discount Rate, and the denominator of
                         which is equal to the excess, if any, of the Mortgage
                         Rate of the prepaid Mortgage Loan over the relevant
                         Discount Rate, multiplied by (c) a fraction, the
                         numerator of which is equal to the amount of principal
                         distributable on such Class of Certificates on such
                         Distribution Date, and the denominator of which is the
                         Principal Distribution Amount for such Distribution
                         Date.

                         The portion, if any, of the Prepayment Premiums or
                         Yield Maintenance Charges remaining after any payments
                         described above will be distributed as follows: (a) on
                         or before the Distribution Date in May 2012, 5% to the
                         holders of the Class X-P Certificates and 95% to the
                         holders of the Class X-C Certificates and (b)
                         thereafter, 100% to the holders of the Class X-C
                         Certificates.

ADVANCES                 The Master Servicer, and if it fails to do so the
                         Trustee or the Fiscal Agent, will be obligated to
                         make P&I Advances and Servicing Advances, including
                         delinquent property taxes and insurance,
                         on the Mortgage Loans (other than the One & Two
                         International Place Loan and the 450 West
                         33rd Street Loan), but only to the extent that such
                         Advances are not deemed non-recoverable
                         and, in the case of P&I Advances, subject to Appraisal
                         Reductions that may occur. With respect
                         to the One & Two International Place Loan and the 450
                         West 33rd Street Loan, P&I Advances
                         and Servicing Advances will generally be made by the
                         2005-C17 Master Servicer. If the 2005-C17
                         Master Servicer fails to make any P&I Advance that it
                         is otherwise required to make, the Master
                         Servicer, under the Pooling and Servicing Agreement,
                         will make such P&I Advance.

APPRAISAL REDUCTIONS     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a
                         Required Appraisal Loan (plus other amounts overdue or
                         advanced in connection with such loan) exceeds 90% of
                         the appraised value of the related Mortgaged Property
                         plus all escrows and reserves (including letters of
                         credit) held with respect to the Mortgage Loan. As a
                         result of calculating an Appraisal Reduction Amount for
                         a given Mortgage Loan, the P&I Advance for such loan
                         will be reduced, which will have the effect of reducing
                         the amount of interest available for distribution to
                         the Subordinate Certificates in reverse order of
                         priority of the Classes. An Appraisal Reduction will be
                         reduced to zero as of the date the related Mortgage
                         Loan has been brought current for at least three
                         consecutive months, paid in full, liquidated,
                         repurchased or otherwise disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section
1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION  The Master Servicer, the Special Servicer and certain
                      Certificateholders will have the option to terminate the
                      Trust in whole, but not in part, and purchase the
                      remaining assets of the Trust on or after the Distribution
                      Date on which the Stated Principal Balance of the Mortgage
                      Loans then outstanding is less than 1% of the Cut-Off Date
                      Pool Balance. Such purchase price will generally be at a
                      price equal to the unpaid aggregate principal balance of
                      the Mortgage Loans (or fair market value in the case of
                      REO Properties), plus accrued and unpaid interest and
                      certain other additional trust fund expenses. The Trust
                      may also be terminated under certain circumstances when
                      the Offered Certificates have been paid in full and the
                      remaining outstanding Certificates (other than the Class
                      Z, Class R-I and Class R-II Certificates) are held by a
                      single certificateholder.

CONTROLLING CLASS     The Class of Sequential Pay Certificates (a) which bears
                      the latest alphabetical Class designation and (b) the
                      Certificate Balance of which is greater than 25% of its
                      original Certificate Balance; provided, however, that if
                      no Class of Sequential Pay Certificates satisfies clause
                      (b) above, the Controlling Class shall be the outstanding
                      Class of Sequential Pay Certificates bearing the latest
                      alphabetical Class designation.

CONTROLLING CLASS     With respect to the Mortgage Loans, the representative
  REPRESENTATIVE      appointed by the holder of the majority of the Class
                      Principal Balance of the Controlling Class. In addition,
                      the holders of the Companion Loans may have the ability to exercise some or all of the rights of the Controlling
                      Class and the Controlling Class Representative. See
                      "SERVICING OF THE MORTGAGE LOANS--The Controlling Class
                      Representative" in the preliminary prospectus supplement
                      for more information.

ERISA                 The Offered Certificates are expected to be ERISA
                      eligible.

SMMEA                 The Class A-1, Class A-2, Class A-3, Class A-PB, Class
                      A-4, Class A-J, Class B and Class C Certificates will be
                      SMMEA eligible so long as they are rated in one of the
                      two highest rating categories by any Rating Agency.

TAX                   The Offered Certificates will be treated as regular
                      interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                WACHOVIA CAPITAL MARKETS, LLC

                                William Cohane
                                (704) 374-6161 (Phone)
                                (704) 715-0066 (Fax)

                                Scott Fuller
                                (704) 715-8440 (Phone)
                                (704) 715-1214 (Fax)

                                Bill White
                                (704) 715-8440 (Phone)
                                (704) 715-1214 (Fax)

                                Chris Campbell
                                (704) 715-8440 (Phone)
                                (704) 715-1214 (Fax)

  CREDIT SUISSE FIRST BOSTON LLC           COUNTRYWIDE SECURITIES CORPORATION

  Barry Polen                              Tom O'Hallaron
  (212) 325-3295 (Phone)                   (818) 225-6353 (Phone)
  (212) 325-8104 (Fax)                     (818) 225-4032(Fax)

  Chris Anderson                           Stew Ward
  (212) 325-3295 (Phone)                   (818) 225-6333 (Phone)
  (212) 743-4790 (Fax)                     (818) 225-3898 (Fax)

  Steven Krooth                            Chris Tokarski
  (212) 538-2507 (Phone)                   (818) 225-6331 (Phone)
  (212) 743-4623 (Fax)                     (818) 225-3898 (Fax)

  Reese Mason
  (212) 325-8661 (Phone)
  (212) 743-5227 (Fax)

                                           MERRILL LYNCH, PIERCE, FENNER
  GREENWICH CAPITAL MARKETS, INC.          & SMITH INCORPORATED

  Chris McCormack                          John Mulligan
  (203) 625-2900 (Phone)                   (212) 449-3860 (Phone)
  (203) 618-2052 (Fax)                     (212) 738-1491 (Fax)

  Perry Gershon                            Max Baker
  (203) 618-2267 (Phone)                   (212) 449-3860 (Phone)
  (203) 618-2134 (Fax)                     (212) 738-1491 (Fax)

  Andy Snow                                Glenn Thaler
  (203) 625-2775 (Phone)                   (212) 449-4004 (Phone)
  (203) 618-2134 (Fax)                     (212) 449-3658 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

        EXPECTED RATINGS
        ----------------                     APPROX.                                                   ASSUMED
                                              % OF         APPROX.      WEIGHTED                        FINAL
                           CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS     S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)      RATE TYPE
------- ------ --------- --------------- -------------- ------------ -------------- --------------- ------------- ------------

  A-1     AAA     Aaa     $ 41,041,000        2.920%        20.000%      3.31        06/05 - 03/10      3/15/10      Fixed
  A-2     AAA     Aaa     $122,149,000        8.692%        20.000%      4.92        03/10 - 05/10      5/15/10      Fixed
  A-3     AAA     Aaa     $174,126,000       12.390%        20.000%      6.84        01/12 - 04/12      4/15/12      Fixed
  A-PB    AAA     Aaa     $ 81,472,000        5.797%        20.000%      7.35        05/10 - 12/14     12/15/14      Fixed
  A-4     AAA     Aaa     $616,552,000       43.871%        20.000%      9.79        12/14 - 04/15      4/15/15      Fixed(3)
  A-J     AAA     Aaa     $ 89,592,000        6.375%        13.625%      9.91        04/15 - 04/15      4/15/15      Fixed(3)
  B       AA      Aa2     $ 31,621,000        2.250%        11.375%      9.91        04/15 - 04/15      4/15/15      Fixed(3)
  C       AA-     Aa3     $ 12,297,000        0.875%        10.500%      9.98        04/15 - 05/15      5/15/15      Fixed(3)
  D        A       A2     $ 28,107,000        2.000%         8.500%      9.99        05/15 - 05/15      5/15/15      Fixed(3)

NON-OFFERED CERTIFICATES

           EXPECTED RATINGS                           APPROX.                                               ASSUMED
           -----------------                           % OF         APPROX.      WEIGHTED                    FINAL
                                 CERTIFICATE       CUT-OFF DATE     CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS        S&P    MOODY'S       BALANCE(1)       POOL BALANCE     SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
---------- ------- --------- -------------------- -------------- ------------ -------------- ----------- ------------- ----------

 A-1A(4)     AAA      Aaa       $   88,957,000        6.330%       20.000%         (4)           (4)           (4)      Fixed(3)
 E (4)       A-        A3       $   14,054,000        1.000%        7.500%         (4)           (4)           (4)      WAC(5)
 F (4)       BBB+     Baa1      $   19,324,000        1.375%        6.125%         (4)           (4)           (4)      WAC(5)
 G (4)       BBB      Baa2      $   12,297,000        0.875%        5.250%         (4)           (4)           (4)      WAC(5)
 H (4)       BBB-     Baa3      $   24,594,000        1.750%        3.500%         (4)           (4)           (4)      WAC(5)
 J (4)       BB+      Ba1       $    5,270,000        0.375%        3.125%         (4)           (4)           (4)      Fixed(3)
 K (4)        BB      Ba2       $    7,027,000        0.500%        2.625%         (4)           (4)           (4)      Fixed(3)
 L (4)       BB-      Ba3       $    5,270,000        0.375%        2.250%         (4)           (4)           (4)      Fixed(3)
 M (4)        B+       B1       $    3,514,000        0.250%        2.000%         (4)           (4)           (4)      Fixed(3)
 N (4)        B        B2       $    3,513,000        0.250%        1.750%         (4)           (4)           (4)      Fixed(3)
 O (4)        B-       B3       $    5,270,000        0.375%        1.375%         (4)           (4)           (4)      Fixed(3)
 P (4)        NR       NR       $   19,324,542        1.375%        0.000%         (4)           (4)           (4)      Fixed(3)
 X-P (4)     AAA      Aaa       $1,355,235,000(6)        N/A          N/A          N/A           N/A           (4)      Variable
 X-C (4)     AAA      Aaa       $1,405,371,542(6)        N/A          N/A          N/A           N/A           (4)      Variable

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.

(3)   The pass-through rates applicable to the Class A-4, Class A-1A, Class
      A-J, Class B, Class C, Class D, Class J, Class K, Class L, Class M, Class
      N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement)
      for such date.

(4)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(5)   The pass-through rate applicable to the Class E, Class F, Class G and
      Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(6)   The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                              STRUCTURAL OVERVIEW

                                     Note: Classes are not drawn to scale.

-------------------------------------------------------------------------------------------------------------------------------
                                                ADMINISTRATIVE FEE
-------------------------------------------------------------------------------------------------------------------------------
                                                                        X-C
----------------------------------------------------------------------------------------------------
                                         X-P
----------------------------------------------------------------------
          Class A1-A
           AAA/Aaa
-------------------------------------------------------------------------------------------------------------------------------

Class A-1   Class A-2   Class A-3   Class A-PB   Class A-4   Class A-J   Class B   Class C   Class D   Class E    Class F
 AAA/Aaa     AAA/Aaa     AAA/Aaa     AAA/Aaa      AAA/Aaa     AAA/Aaa    AA/Aa2    AA-/Aa3     A/A2     A-/A3    BBB+/Baa1

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                Administrative Fee
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                                X-C

                       ---------------------------------------------------------------------

                                                                                                       INITIAL WAC

 Class G     Class H    Class J   Class K    Class L   Class M   Class N   Class O   Class P
 BBB/Baa2   BBB-/Baa3   BB+/Ba1    BB/Ba2    BB-/Ba3    B+/B1      B/B2     B-/B3       NR

--------------------------------------------------------------------------------------------

[ ] X-P Certificates

[ ] X-C Certificates

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                     ALL
                                                                                   MORTGAGE
GENERAL CHARACTERISTICS                                                             LOANS             LOAN GROUP 1   LOAN GROUP 2
----------------------------------------------------------------------------------------------------------------------------------

 Number of Mortgage Loans ....................................................                72                61             11
 Number of Crossed Loan Pools ................................................                 1                 1              0
 Number of Mortgaged Properties ..............................................                88                77             11
 Aggregate Balance of all Mortgage Loans .....................................    $1,405,371,542    $1,316,413,770    $88,957,773

 Number of Mortgage Loans with Balloon Payments(1) ...........................                56                45             11
 Aggregate Balance of Mortgage Loans with Balloon Payments(1) ................    $1,191,044,542    $1,102,086,770    $88,957,773

 Number of Mortgage Loans with Anticipated Repayment Date(2) .................                 1                 1              0
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ......       $29,000,000       $29,000,000             $0

 Number of Fully Amortizing Mortgage Loans ...................................                 0                 0              0
 Aggregate Balance of Fully Amortizing Mortgage Loans ........................                $0                $0             $0

 Number of Non-amortizing Mortgage Loans (3) .................................                15                15              0
 Aggregate Balance of Non-amortizing Mortgage Loans(3) .......................      $185,327,000      $185,327,000             $0

 Average Balance of Mortgage Loans ...........................................       $19,519,049       $21,580,554     $8,087,070
 Minimum Balance of Mortgage Loans ...........................................        $1,498,302        $1,498,302     $3,000,000
 Maximum Balance of Mortgage Loans ...........................................      $216,000,000      $216,000,000    $18,000,000

 Maximum Balance for a group of cross-collateralized and
  cross-defaulted Mortgage Loans .............................................       $32,550,000       $32,550,000             $0

 Weighted Average LTV ratio ..................................................             71.7%             71.6%          72.1%
 Minimum LTV ratio ...........................................................             49.4%             49.4%          50.8%
 Maximum LTV ratio ...........................................................             89.9%             89.9%          79.9%

 Weighted Average DSCR .......................................................             1.43x             1.44x          1.29x
 Minimum DSCR ................................................................             1.09x             1.09x          1.20x
 Maximum DSCR ................................................................             2.67x             2.67x          1.56x

 Weighted Average LTV at Maturity or Anticipated Repayment Date ..............             64.4%             64.5%          63.4%
 Weighted Average Mortgage Loan interest rate ................................            5.333%            5.337%         5.276%
 Minimum Mortgage Loan interest rate .........................................            4.850%            4.850%         5.000%
 Maximum Mortgage Loan interest rate .........................................            6.410%            6.410%         5.790%

 Weighted Average Remaining Term to Maturity or Anticipated Repayment
  Date (months) ..............................................................               107               108             96
 Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...                58                58             58
 Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...               120               120            120
 Weighted Average Occupancy Rate(4) ..........................................             93.1%             93.1%          92.9%

(1)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.

(2)   Does not include Mortgage Loans that are interest-only for their entire term.

(3)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(4)   Does not include 4 Mortgage Loans secured by hospitality properties, representing 2.5% of the Cut-Off Date Pool Balance (2.7% of the Cut-Off
      Date Group 1 Balance).

*     Two (2) Mortgage Loans (loan numbers 1 and 2), representing 24.8% of the
      Cut-Off Date Pool Balance (26.5% of the Cut-Off Date Group 1 Balance),
      are each part of a pari passu split loan structure. With respect to these
      Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such Mortgage Loan and the related Pari Passu Companion Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                        Office                     48.9%
                        Retail                     20.1%
                        Multifamily                16.6%
                        Mixed Use                   8.0%
                        Self Storage                2.7%
                        Hospitality                 2.5%
                        Industrial                  1.1%
                        Land                        0.1%

PROPERTY TYPE

                                                                           % OF           % OF
                          NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE
                          MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2
     PROPERTY TYPE       PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE
----------------------- ------------ ----------------- -------------- -------------- --------------

 Office                      30       $  687,278,428        48.9%          52.2%           0.0%
 Retail                      22          281,834,298        20.1           21.4            0.0
  Retail - Anchored          19          267,673,578        19.0           20.3            0.0
  Retail - Shadow
   Anchored(2)                2           10,967,264         0.8            0.8            0.0
  Retail - Unanchored         1            3,193,456         0.2            0.2            0.0
 Multifamily                 20          232,732,773        16.6           10.9          100.0
 Mixed Use                    3          112,481,825         8.0            8.5            0.0
 Self Storage                 7           38,487,480         2.7            2.9            0.0
 Hospitality                  4           34,956,349         2.5            2.7            0.0
 Industrial                   1           16,102,087         1.1            1.2            0.0
 Land(3)                      1            1,498,302         0.1            0.1            0.0
-------                      --       --------------       -----          -----          -----
                             88       $1,405,371,542       100.0%         100.0%         100.0%

                                                             WEIGHTED                      WEIGHTED
                         WEIGHTED                             AVERAGE        MIN/MAX       AVERAGE
                          AVERAGE          MIN/MAX         CUT-OFF DATE    CUT-OFF DATE    MORTGAGE
     PROPERTY TYPE         DSCR             DSCR             LTV RATIO      LTV RATIO        RATE
----------------------- ---------- ---------------------- -------------- --------------- -----------

 Office                     1.49x        1.20x/2.67x            68.8%      49.4% / 80.0%     5.246%
 Retail                     1.43x        1.09x/2.51x            73.8%      55.8% / 89.9%     5.430%
  Retail - Anchored         1.42x        1.09x/2.51x            74.1%      55.8% / 89.9%     5.430%
  Retail - Shadow
   Anchored(2)              1.67x        1.44x/1.74x            69.0%      67.5% / 69.4%     5.430%
  Retail - Unanchored       1.34x        1.34x/1.34x            66.9%      66.9% / 66.9%     5.490%
 Multifamily                1.32x        1.20x/1.57x            73.6%      50.8% / 79.9%     5.311%
 Mixed Use                  1.21x        1.20x/1.28x            79.4%      78.1% / 79.6%     5.392%
 Self Storage               1.61x        1.51x/1.78x            79.0%      62.1% / 82.2%     5.084%
 Hospitality                1.61x        1.50x/1.77x            62.8%      57.3% / 66.6%     6.124%
 Industrial                 1.30x        1.30x/1.30x            74.9%      74.9% / 74.9%     6.100%
 Land(3)                    1.22x        1.22x/1.22x            74.9%      74.9% / 74.9%     5.320%
-------                     ----         ----------             ----       ---------------   -----
                            1.43x        1.09x/2.67x            71.7%      49.4% / 89.9%     5.333%

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(3)   Specifically, the fee interest in land which the ground tenant has improved and leased as a bank branch. The bank branch is not part of the loan collateral, and the source of funds for loan repayment are the ground rent payments made to the related borrower.

 * Two (2) Mortgage Loans (loan numbers 1 and 2), representing 24.8% of the
  Cut-Off Date Pool Balance (26.5% of the Cut-Off Date Group 1 Balance), are
  each part of a pari passu split loan structure. With respect to these
  Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
  Mortgage Loan and the related Pari Passu Companion Loan, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                       [MAP OF THE UNITED STATES OMITTED]

                             MA                18.2%
                             NY                17.2%
                             CA                16.7%
                             Southern          13.6%
                             Northern           3.1%
                             Florida            9.3%
                             AZ                 7.2%

                OTHER STATES: 31.5% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION

                                                                    % OF           % OF                    WEIGHTED      WEIGHTED
                   NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                   MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE    MORTGAGE
     STATES       PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE       DSCR       LTV RATIO       RATE
---------------- ------------ ----------------- -------------- -------------- -------------- ---------- -------------- ------------

 Massachusetts         3       $  255,325,302         18.2%          19.4%           0.0%       1.71x        63.8%         5.268%
 New York              6          241,302,964         17.2           18.3            0.0        1.23x        73.2%         5.239%
 California            8          234,240,000         16.7           16.4           20.2        1.41x        74.4%         5.281%
  Southern(2)          6          191,265,000         13.6           13.2           20.2        1.41x        73.8%         5.249%
  Northern(2)          2           42,975,000          3.1            3.3            0.0        1.42x        77.1%         5.421%
 Florida              22          130,837,123          9.3            9.9            0.0        1.51x        71.8%         5.494%
 Arizona               3          101,150,000          7.2            7.7            0.0        1.36x        71.5%         5.610%
 Other                46          442,516,155         31.5           28.2           79.8        1.39x        73.9%         5.338%
----------------      --       --------------        -----          -----          -----        ----         ----          -----
                      88       $1,405,371,542        100.0%         100.0%         100.0%       1.43x        71.7%         5.333%

 o THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 31 STATES.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents and, in the case of the Kadima Medical Office Pool mortgage loan, allocated portfolio appraised values).

(2)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties in or south of such counties were included in Southern California.

*    Two (2) Mortgage Loans (loan numbers 1 and 2), representing 24.8% of the
     Cut-Off Date Pool Balance (26.5% of the Cut-Off Date Group 1 Balance), are
     each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related Pari Passu Companion Loan, if any. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

--------------------------------------------------------------------------------------------
           RANGE OF             NUMBER OF      AGGREGATE
            CUT-OFF              MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
         DATE BALANCES            LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------------ ----------- ----------------- --------- --------- ----------

  (less than) $2,000,000 ... .       1          $1,498,302       0.1%      0.1%       0.0%
  $2,000,001 - $3,000,000 ....       7          19,214,163       1.4       1.2        3.4
  $3,000,001 - $4,000,000 ....       5          18,083,372       1.3       1.4        0.0
  $4,000,001 - $5,000,000 ....       6          27,243,069       1.9       1.4        9.5
  $5,000,001 - $6,000,000 ....       7          39,925,500       2.8       2.6        6.7
  $6,000,001 - $7,000,000 ....       4          25,841,323       1.8       1.0       14.8
  $7,000,001 - $8,000,000 ....       3          22,700,000       1.6       1.1        8.7
  $8,000,001 - $9,000,000 ....       4          33,708,150       2.4       1.9        9.3
  $9,000,001 - $10,000,000 ...       2          19,578,428       1.4       1.5        0.0
  $10,000,001 - $15,000,000 ..       6          71,237,773       5.1       3.6       27.3
  $15,000,001 - $20,000,000 ..      13         220,246,463      15.7      15.4       20.2
  $20,000,001 - $25,000,000 ..       1          24,975,000       1.8       1.9        0.0
  $25,000,001 - $30,000,000 ..       6         168,120,000      12.0      12.8        0.0
  $35,000,001 - $40,000,000 ..       1          40,000,000       2.8       3.0        0.0
  $40,000,001 - $45,000,000 ..       1          41,000,000       2.9       3.1        0.0
  $55,000,001 - $60,000,000 ..       1          56,000,000       4.0       4.3        0.0
  $80,000,001 - $216,000,000 .       4         576,000,000      41.0      43.8        0.0
------------------------------      --      --------------     -----     -----      -----
                                    72      $1,405,371,542     100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------
  MIN: $1,498,302                 MAX: $216,000,000              AVERAGE: $19,519,049
--------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

--------------------------------------------------------------------------------------------
         RANGE OF          NUMBER OF      AGGREGATE
       UNDERWRITTEN         MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
          DSCRS              LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------- ----------- ----------------- --------- --------- ----------

   1.05x - 1.09x.........       1        $27,500,000      2.0%        2.1%       0.0%
   1.20x - 1.24x.........      23        477,537,318     34.0        32.7       53.3
   1.25x - 1.29x.........       6         78,769,825      5.6         6.0        0.0
   1.30x - 1.34x.........       7        145,773,971     10.4         8.7       35.4
   1.35x - 1.39x.........       2         22,500,000      1.6         1.7        0.0
   1.40x - 1.44x.........       5        141,397,264     10.1        10.5        3.4
   1.45x - 1.49x.........       3         61,317,335      4.4         4.7        0.0
   1.50x - 1.54x.........       5         43,618,199      3.1         3.3        0.0
   1.55x - 1.59x.........       5         83,175,000      5.9         5.8        7.9
   1.60x - 1.64x.........       2         16,250,000      1.2         1.2        0.0
   1.70x - 1.74x.........       2         12,470,000      0.9         0.9        0.0
   1.75x - 1.79x.........       5        237,075,631     16.9        18.0        0.0
   1.85x - 1.89x.........       1         15,242,500      1.1         1.2        0.0
   2.00x - 2.04x.........       1          2,899,000      0.2         0.2        0.0
   2.05x - 2.09x.........       1          2,923,000      0.2         0.2        0.0
   2.10x - 2.14x.........       1         15,065,000      1.1         1.1        0.0
   2.30x - 2.67x.........       2         21,857,500      1.6         1.7        0.0
-------------------------      --     --------------    -----       -----      -----
                               72     $1,405,371,542    100.0%      100.0%     100.0%
--------------------------------------------------------------------------------------------
  MIN: 1.09X                          MAX: 2.67X                    WTD. AVERAGE: 1.43X
--------------------------------------------------------------------------------------------

MORTGAGE RATE

--------------------------------------------------------------------------------------------
                           NUMBER OF      AGGREGATE
         RANGE OF           MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
      MORTGAGE RATES         LOANS         BALANCE         POOL     GROUP 1    GROUP 2
------------------------- ----------- ----------------- ---------- --------- ----------

  4.850% - 5.249% .......      24        $576,917,253       41.1%     41.4%      36.5%
  5.250% - 5.499% .......      28         568,878,774       40.5      39.7       51.5
  5.500% - 5.749% .......       9         131,979,599        9.4       9.4        8.7
  5.750% - 5.999% .......       8          96,514,357        6.9       7.1        3.4
  6.000% - 6.249% .......       1          16,102,087        1.1       1.2        0.0
  6.250% - 6.499% .......       2          14,979,473        1.1       1.1        0.0
-------------------------      --      --------------      -----     -----      -----
                               72      $1,405,371,542      100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------
  MIN: 4.850%                           MAX: 6.410%                  WTD. AVERAGE: 5.333%
--------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------
         RANGE OF
         CUT-OFF           NUMBER OF      AGGREGATE
           DATE             MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
        LTV RATIOS           LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------- ----------- ----------------- --------- --------- ----------

  40.01% - 50.00% .......       1         $16,000,000       1.1%      1.2%       0.0%
  50.01% - 55.00% .......       3          15,600,000       1.1       0.4       11.2
  55.01% - 60.00% .......       4          33,336,973       2.4       2.5        0.0
  60.01% - 65.00% .......       8         257,574,480      18.3      19.6        0.0
  65.01% - 70.00% .......      13         262,784,931      18.7      18.9       15.4
  70.01% - 75.00% .......      12         327,221,317      23.3      23.5       20.2
  75.01% - 80.00% .......      25         432,803,841      30.8      29.3       53.1
  80.01% - 85.00% .......       5          32,550,000       2.3       2.5        0.0
  85.01% - 90.00% .......       1          27,500,000       2.0       2.1        0.0
-------------------------      --      --------------     -----     -----      -----
                               72      $1,405,371,542     100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------
  MIN: 49.4%                         MAX: 89.9%                     WTD. AVERAGE: 71.7%
--------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------
         RANGE OF          NUMBER OF      AGGREGATE
   MATURITY DATE OR ARD     MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
   LOAN-TO-VALUE RATIOS      LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------- ----------- ----------------- --------- --------- ----------

  30.01% - 40.00% .......       1          $5,600,000       0.4%      0.4%       0.0%
  40.01% - 50.00% .......       6          44,519,389       3.2       2.6       11.2
  50.01% - 55.00% .......       4         246,874,441      17.6      18.8        0.0
  55.01% - 60.00% .......       9         190,897,642      13.6      13.5       15.2
  60.01% - 65.00% .......      14         265,560,302      18.9      19.1       15.4
  65.01% - 70.00% .......      19         317,319,270      22.6      21.4       39.3
  70.01% - 75.00% .......      11         144,780,500      10.3       9.7       18.9
  75.01% - 80.00% .......       2         129,770,000       9.2       9.9        0.0
  80.01% - 85.00% .......       5          32,550,000       2.3       2.5        0.0
  85.01% - 90.00% .......       1          27,500,000       2.0       2.1        0.0
-------------------------      --      --------------     -----     -----      -----
                               72      $1,405,371,542     100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------
  MIN: 35.7%                         MAX: 89.9%                     WTD. AVERAGE: 64.4%
--------------------------------------------------------------------------------------------

*    Two (2) Mortgage Loans (loan numbers 1 and 2), representing 24.8% of the
     Cut-Off Date Pool Balance (26.5% of the Cut-Off Date Group 1 Balance), are
     each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related Pari Passu Companion Loan, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

---------------------------------------------------------------------------------
     RANGE OF
  ORIGINAL TERMS
    TO MATURITY     NUMBER OF      AGGREGATE
      OR ARD         MORTGAGE    CUT-OFF DATE      % OF         % OF      % OF
     (MONTHS)         LOANS         BALANCE        POOL       GROUP 1    GROUP 2
------------------ ----------- ---------------- ----------   --------- ----------

  0 - 60 .........      17       $149,605,928       10.6%        9.1%      32.9%
  61 - 84 ........       6        190,707,500       13.6        13.9        8.7
  109 - 120 ......      49      1,065,058,114       75.8        77.0       58.4
------------------      --     --------------      -----       -----      -----
                        72     $1,405,371,542      100.0%      100.0%     100.0%
---------------------------------------------------------------------------------
  MIN: 60               MAX: 120                   WTD. AVERAGE: 109
---------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

-------------------------------------------------------------------------------------
       RANGE OF
       ORIGINAL
     AMORTIZATION       NUMBER OF      AGGREGATE
         TERMS           MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
       (MONTHS)           LOANS         BALANCE         POOL      GROUP 1    GROUP 2
---------------------- ----------- ----------------- ---------   --------- ----------

  229 - 264 ..........       1         $5,600,000        0.4%        0.4%       0.0%
  265 - 300 ..........       6         64,098,352        4.6         3.8       15.2
  301 - 348 ..........       2        260,000,000       18.5        19.8        0.0
  349 - 360 ..........      48        890,346,190       63.4        61.9       84.8
  Non-amortizing .....      15        185,327,000       13.2        14.1        0.0
----------------------      --     --------------      -----       -----      -----
                            72     $1,405,371,542      100.0%      100.0%     100.0%
-------------------------------------------------------------------------------------
  MIN: 240                  MAX: 360                   WTD. AVERAGE: 349*
-------------------------------------------------------------------------------------

*     Excludes the non-amortizing loans and the loan with variable amortization.

SEASONING

----------------------------------------------------------------------------------------
                    NUMBER OF      AGGREGATE
     SEASONING       MORTGAGE     CUT-OFF DATE       % OF          % OF          % OF
     (MONTHS)         LOANS         BALANCE          POOL        GROUP 1       GROUP 2
------------------ ----------- ----------------- -----------   -----------   -----------

  0 - 12 .........     72      $1,405,371,542        100.0%        100.0%        100.0%
------------------     --      --------------        -----         -----         -----
                       72      $1,405,371,542        100.0%        100.0%        100.0%
----------------------------------------------------------------------------------------
  MIN: 0               MAX: 4                        WTD. AVERAGE: 2
----------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD

----------------------------------------------------------------------------------
      RANGE OF
     REMAINING
       TERMS
    TO MATURITY      NUMBER OF      AGGREGATE
       OR ARD         MORTGAGE    CUT-OFF DATE      % OF         % OF      % OF
      (MONTHS)         LOANS         BALANCE        POOL       GROUP 1    GROUP 2
------------------- ----------- ---------------- ----------   --------- ----------

  0 - 60 ..........      17       $149,605,928       10.6%        9.1%      32.9%
  61 - 84 .........       6        190,707,500       13.6        13.9        8.7
  109 - 120 .......      49      1,065,058,114       75.8        77.0       58.4
-------------------      --     --------------      -----       -----      -----
                         72     $1,405,371,542      100.0%      100.0%     100.0%
----------------------------------------------------------------------------------
  MIN: 58                MAX: 120                   WTD. AVERAGE: 107
----------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM

-------------------------------------------------------------------------------------
       RANGE OF
       REMAINING
     AMORTIZATION       NUMBER OF      AGGREGATE
         TERMS           MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
       (MONTHS)           LOANS         BALANCE         POOL      GROUP 1    GROUP 2
---------------------- ----------- ----------------- ---------   --------- ----------

  229 - 264 ..........       1         $5,600,000        0.4%        0.4%       0.0%
  265 - 300 ..........       6         64,098,352        4.6         3.8       15.2
  301 - 348 ..........       2        260,000,000       18.5        19.8        0.0
  349 - 360 ..........      48        890,346,190       63.4        61.9       84.8
  Non-amortizing .....      15        185,327,000       13.2        14.1        0.0
----------------------      --     --------------      -----       -----      -----
                            72     $1,405,371,542      100.0%      100.0%     100.0%
-------------------------------------------------------------------------------------
  MIN: 240                  MAX: 360                   WTD. AVERAGE: 349*
-------------------------------------------------------------------------------------

*     Excludes the non-amortizing loans and the loan with variable amortization.

PREPAYMENT PROVISIONS SUMMARY

-----------------------------------------------------------------------------------------
                            NUMBER OF      AGGREGATE
        PREPAYMENT           MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
        PROVISIONS            LOANS         BALANCE         POOL      GROUP 1    GROUP 2
-------------------------- ----------- ----------------- ----------  --------- ----------

  Lockout/Defeasance .....      60      $1,271,914,720       90.5%      92.3%      63.5%
  Lockout/Yield
    Maintenance ..........      11         129,456,823        9.2        7.4       36.5
  Yield Maintenance ......       1           4,000,000        0.3        0.3        0.0
--------------------------      --      --------------      -----      -----      -----
                                72      $1,405,371,542      100.0%     100.0%     100.0%
-----------------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE*

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION                MAY-2005        MAY-2006        MAY-2007        MAY-2008        MAY-2009
--------------------------------- --------------- --------------- --------------- --------------- ---------------

 Locked Out                            99.72%           98.44%           15.50%            8.46%           0.00%
 Defeasance                             0.00             0.00            79.23            83.34           90.43
 Yield Maintenance                      0.28             1.56             5.27             8.19            9.57
 Prepayment Premium                     0.00             0.00             0.00             0.00            0.00
 Open                                   0.00             0.00             0.00             0.00            0.00
 Total                                100.00%          100.00%          100.00%          100.00%         100.00%
 Mortgage Pool Balance
 Outstanding (in millions)         $1,405.37        $1,402.89        $1,398.29        $1,389.61       $1,373.05
 % of Cut-Off Date Pool Balance       100.00%           99.82%           99.50%           98.88%          97.70%
---------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION                MAY-2010        MAY-2011       MAY-2012      MAY-2013      MAY-2014    MAY-2015
--------------------------------- --------------- --------------- ------------- ------------- ------------- ---------

 Locked Out                              0.00%            0.00%         0.00%         0.00%         0.00%      0.00%
 Defeasance                             91.56            91.48         90.08         90.00         89.91       0.00
 Yield Maintenance                       8.44             8.52          7.12          7.19          7.27       0.00
 Prepayment Premium                      0.00             0.00          0.00          0.00          0.00       0.00
 Open                                    0.00             0.00          2.80          2.81          2.81       0.00
 Total                                 100.00%          100.00%       100.00%       100.00%       100.00%      0.00%
 Mortgage Pool Balance
 Outstanding (in millions)          $1,209.37        $1,190.60       $990.79       $972.55       $953.31      $0.00
 % of Cut-Off Date Pool Balance         86.05%           84.72%        70.50%        69.20%        67.83%      0.00%
---------------------------------------------------------------------------------------------------------------------

*     Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL
                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE*

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION           MAY-2005        MAY-2006        MAY-2007        MAY-2008        MAY-2009
---------------------------- --------------- --------------- --------------- --------------- ---------------

 Locked Out                        99.70%          99.70%          14.82%           7.32%           0.00%
 Defeasance                         0.00            0.00           82.01           86.38           92.22
 Yield Maintenance                  0.30            0.30            3.16            6.30            7.78
 Prepayment Premium                 0.00            0.00            0.00            0.00            0.00
 Open                               0.00            0.00            0.00            0.00            0.00
 Total                            100.00%         100.00%         100.00%         100.00%         100.00%
 Mortgage Pool Balance
  Outstanding (in millions)    $1,316.41       $1,314.40       $1,310.60       $1,303.04       $1,287.83
 % of Cut-Off Date Group 1
  Balance                         100.00%          99.85%          99.56%          98.98%          97.83%
----------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION           MAY-2010        MAY-2011       MAY-2012      MAY-2013      MAY-2014    MAY-2015
---------------------------- --------------- --------------- ------------- ------------- ------------- ---------

 Locked Out                          0.00%           0.00%         0.00%         0.00%         0.00%      0.00%
 Defeasance                         91.67           91.58         90.19         90.11         90.03       0.00
 Yield Maintenance                   8.33            8.42          6.87          6.94          7.02       0.00
 Prepayment Premium                  0.00            0.00          0.00          0.00          0.00       0.00
 Open                                0.00            0.00          2.94          2.95          2.95       0.00
 Total                             100.00%         100.00%       100.00%       100.00%       100.00%      0.00%
 Mortgage Pool Balance
  Outstanding (in millions)     $1,153.22       $1,135.51       $943.87       $926.69       $908.54      $0.00
 % of Cut-Off Date Group 1
  Balance                           87.60%          86.26%        71.70%        70.39%        69.02%      0.00%
----------------------------------------------------------------------------------------------------------------

*     Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL
                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE*

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION         MAY-2005      MAY-2006      MAY-2007      MAY-2008      MAY-2009
---------------------------- ------------ ------------- ------------- ------------- -------------

 Locked Out                     100.00%        79.70%        25.60%        25.64%         0.00%
 Defeasance                       0.00          0.00         37.69         37.70         63.33
 Yield Maintenance                0.00         20.30         36.71         36.66         36.67
 Prepayment Premium               0.00          0.00          0.00          0.00          0.00
 Open                             0.00          0.00          0.00          0.00          0.00
 Total                          100.00%       100.00%       100.00%       100.00%       100.00%
 Mortgage Pool Balance
  Outstanding (in millions)     $88.96        $88.48        $87.69        $86.56        $85.23
 % of Cut-Off Date Group 2
  Balance                       100.00%        99.47%        98.57%        97.31%        95.81%
------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION          MAY-2010      MAY-2011      MAY-2012      MAY-2013      MAY-2014    MAY-2015
---------------------------- ------------- ------------- ------------- ------------- ------------- ---------

 Locked Out                        0.00%         0.00%         0.00%         0.00%         0.00%      0.00%
 Defeasance                       89.42         89.39         87.76         87.71         87.65       0.00
 Yield Maintenance                10.58         10.61         12.24         12.29         12.35       0.00
 Prepayment Premium                0.00          0.00          0.00          0.00          0.00       0.00
 Open                              0.00          0.00          0.00          0.00          0.00       0.00
 Total                           100.00%       100.00%       100.00%       100.00%       100.00%      0.00%
 Mortgage Pool Balance
  Outstanding (in millions)      $56.15        $55.09        $46.91        $45.87        $44.76      $0.00
 % of Cut-Off Date Group 2
  Balance                         63.12%        61.93%        52.73%        51.56%        50.32%      0.00%

*     Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL
                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                        NUMBER OF
                                        MORTGAGE
                                         LOANS /                                % OF     % OF
                            MORTGAGE    NUMBER OF               CUT-OFF       INITIAL    LOAN
                              LOAN      MORTGAGED    LOAN         DATE          POOL     GROUP
         LOAN NAME           SELLER    PROPERTIES   GROUP      BALANCE(1)     BALANCE   BALANCE
-------------------------- ---------- ------------ ------- ----------------- --------- ---------

One & Two
 International Place .....  Wachovia       1/1       1      $216,000,000        15.4%    16.4%
450 West 33rd Street .....  Wachovia       1/1       1       132,500,000         9.4     10.1%
Kadima Medical Office
 Pool ....................  Wachovia      1/17       1       127,500,000         9.1      9.7%
Park Place II ............  Wachovia       1/1       1       100,000,000         7.1      7.6%
Happy Valley Towne
 Center ..................  Wachovia       1/1       1        56,000,000         4.0      4.3%
Mercantile Bank &
 Trust Building ..........  Wachovia       1/1       1        41,000,000         2.9      3.1%
590 Fifth Avenue .........  Wachovia       1/1       1        40,000,000         2.8      3.0%
Extra Space Self
 Storage
 Portfolio #3 ............  Wachovia       5/5       1        32,550,000         2.3      2.5%
Cypress Lake at
 Stonebriar ..............  Wachovia       1/1       1        29,770,000         2.1      2.3%
Casa Paloma
 Shopping Center .........  Wachovia       1/1       1        29,050,000         2.1      2.2%
                                         -----              ------------        ----
TOTAL (1-10): ............               14/30              $804,370,000        57.2%
                                         =====              ============        ====
Copaco Center ............  Wachovia       1/1       1       $29,000,000         2.1%     2.2%
2700 Broadway ............  Wachovia       1/1       1        27,500,000         2.0      2.1%
Fullerton Towers .........  Wachovia       1/1       1        26,800,000         1.9      2.0%
Courthouse Place .........  Wachovia       1/1       1        26,000,000         1.9      2.0%
Kensington Place .........  Wachovia       1/1       1        24,975,000         1.8      1.9%
Springtown Shopping
 Center ..................  Wachovia       1/1       1        19,760,000         1.4      1.5%
Resort at University
 Park Apartments .........  Wachovia       1/1       1        19,300,000         1.4      1.5%
Prospect Plaza ...........  Wachovia       1/1       1        18,800,000         1.3      1.4%
La Serena
 Apartments ..............  Wachovia       1/1       2        18,000,000         1.3     20.2%
Sandpiper Village
 Apartments ..............  Wachovia       1/1       1        18,000,000         1.3      1.4%
                                         -----              ------------        ----
TOTAL (11-20): ...........               10/10              $228,135,000        16.2%
                                         -----              ------------        ----
TOTAL (1-20): ............               24/40            $1,032,505,000        73.5%
                                        ======            ==============        ====

                                                        LOAN
                                                      BALANCE                  AVERAGE        AVERAGE      WEIGHTED
                                                      PER SF/    WEIGHTED      CUT-OFF     LTV RATIO AT    AVERAGE
                                    PROPERTY           UNIT/      AVERAGE       DATE         MATURITY      MORTGAGE
         LOAN NAME                    TYPE            ROOM(2)     DSCR(2)   LTV RATIO(2)     OR ARD(2)       RATE
--------------------------    -------------------   ----------- ---------- -------------- -------------- -----------

One & Two
 International Place ......    Office - CBD               $233      1.77x         61.7%         53.7%        5.205%
450 West 33rd Street ......    Office - CBD               $158      1.22x         68.8%         59.3%        5.100%
Kadima Medical Office
 Pool .....................    Office - Medical           $160      1.40x         75.0%         64.8%        5.272%
Park Place II .............    Mixed Use -                $364      1.20x         79.6%         75.1%        5.390%
                               Retail/Office
Happy Valley Towne
 Center ...................    Retail - Anchored           $82      1.32x         72.6%         65.4%        5.790%
Mercantile Bank &
 Trust Building ...........    Office - CBD               $101      1.55x         77.4%         71.6%        5.260%
590 Fifth Avenue ..........    Office - CBD               $409      1.20x         74.2%         67.6%        5.390%
Extra Space Self
 Storage
 Portfolio #3 .............    Self Storage                $83      1.58x         82.0%         82.0%        4.950%
Cypress Lake at
 Stonebriar ...............    Multifamily -           $63,072      1.45x         77.9%         77.9%        5.420%
                               Conventional
Casa Paloma
 Shopping Center ..........    Retail - Anchored          $223      1.47x         69.8%         69.8%        5.630%
TOTAL (1-10): .............                                         1.45x         71.1%         64.1%        5.287%
Copaco Center .............    Retail - Anchored           $70      1.32x         69.0%         62.9%        5.400%
2700 Broadway .............    Retail - Anchored        $1,100      1.09x         89.9%         89.9%        5.410%
Fullerton Towers ..........    Office - Suburban          $119      1.21x         75.8%         68.7%        5.130%
Courthouse Place ..........    Office - Suburban          $228      1.26x         80.0%         71.6%        5.500%
Kensington Place ..........    Multifamily -          $140,309      1.57x         75.3%         63.2%        5.660%
                               Independent Living
Springtown Shopping
 Center ...................    Retail - Anchored           $72      1.20x         79.7%         70.0%        5.590%
Resort at University
 Park Apartments ..........    Multifamily -           $77,200      1.20x         69.3%         64.4%        5.490%
                               Conventional
Prospect Plaza ............    Retail - Anchored          $133      1.25x         78.7%         70.0%        5.220%
La Serena
 Apartments ...............    Multifamily -           $95,745      1.32x         72.0%         67.6%        5.000%
                               Conventional
Sandpiper Village
 Apartments ...............    Multifamily -           $85,714      1.21x         79.6%         70.6%        5.090%
                               Conventional

TOTAL (11-20): ............                                         1.26x         77.1%         70.2%        5.363%

TOTAL (1-20): .............                                         1.41x         72.4%         65.4%        5.304%

(1)   In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2)   Two (2) Mortgage Loans (loan numbers 1 and 2), representing in the aggregate 24.8% of the Cut-Off Date Pool Balance (26.5% of the Cut-Off
      Date Group 1 Balance), are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per SF/Unit/Room were based on the aggregate indebtedness of each such
      Mortgage Loan and the related Pari Passu Companion Loan, if any.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

              [4 PICTURES OF ONE & TWO INTERNATIONAL PLACE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

                 [MAP OF ONE & TWO INTERNATIONAL PLACE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                              $216,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  15.4%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                Prudential Property Investment Separate
                                                              Account ("PRISA")
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.205%
 MATURITY DATE                                                 January 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        24
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        116 / 360
 LOCKBOX                                                                    Yes
 SHADOW RATING (S&P/MOODY'S)(1)                                       BBB-/Baa3

 UP-FRONT RESERVES
  INSURANCE                 Yes
  ENGINEERING(2)            $2,158,900
  OUTSTANDING TI/LC(3)      $22,334,679
  RENT CONCESSION(4)        $5,000,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE             Yes
  REPLACEMENT               $15,260
  TI/LC                     Springing
 ADDITIONAL FINANCING       Pari Passu Debt                $216,000,000

                                                           PARI PASSU NOTES(5)
                                                           -------------------
 CUT-OFF DATE BALANCE                                              $432,000,000
 CUT-OFF DATE BALANCE/SF                                                   $233
 CUT-OFF DATE LTV                                                         61.7%
 MATURITY DATE LTV                                                        53.7%
 UW DSCR ON NCF                                                           1.77x
--------------------------------------------------------------------------------

(1)   S&P and Moody's have confirmed that the One & Two International Place
      Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

(2)   In addition to the up-front reserves for engineering, the borrower is required to complete parking garage repairs, or otherwise post a
      $3,000,000 escrow for the repairs not later than January 2008. Further, the borrower is required to undertake diligence to determine necessary elevator modernization requirements not later than January 2009 and
      January 2011 for One International Place and Two International Place,
      respectively. Based upon conclusions resulting from that diligence, the borrower is required to post necessary reserves to complete any required elevator modernization.

(3)   The borrower deposited $22,334,679 into a Tenant Improvement and Leasing
      Reserve which is a prefunded reletting reserve that represents 100% of all borrower TI/LC obligations with respect to existing tenants.

(4)   The Rent Concession reserve may not be diminished until such time as cumulative rent concessions are not greater than $5,000,000. As of the closing date of the loan, the total of such concessions was $8,927,858.

(5)   LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the One & Two International Place Loan and the One & Two International Place Pari Passu Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                 Boston, Massachusetts
 PROPERTY TYPE                                                    Office -- CBD
 SIZE (SF)                                                            1,852,501
 OCCUPANCY AS OF JANUARY 31, 2005                                         89.6%
 YEAR BUILT / YEAR RENOVATED                                          1987 / NA
 APPRAISED VALUE                                                   $700,000,000
 PROPERTY MANAGEMENT                                 The Chiofaro Company, Inc.
 UW ECONOMIC OCCUPANCY                                                    92.5%
 UW REVENUES                                                        $90,592,807
 UW TOTAL EXPENSES                                                  $37,103,624
 UW NET OPERATING INCOME (NOI)                                      $53,489,183
 UW NET CASH FLOW (NCF)                                             $50,540,583
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET                              % OF          DATE OF
                                      RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL          LEASE
TENANT                            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT         EXPIRATION
-------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- -------------------

Deutsche/Scudder, Stevens ......     Aa3/AA-/AA-        378,490      20.4%   $35.87     $13,574,748      17.9%            May 2009
Ropes & Gray ...................       NR/NR/NR         322,754      17.4    $44.30      14,296,524      18.8        December 2010
Choate, Hall & Stewart .........       NR/NR/NR         155,324       8.4    $44.00       6,834,256       9.0       September 2015
PricewaterhouseCoopers .........       NR/NR/NR          88,279       4.8    $36.50       3,222,192       4.2           April 2005
State Street Bank ..............     Aa3/AA-/AA-         62,076       3.4    $40.96       2,542,620       3.3   Multiple Spaces(2)
Non-major tenants ..............                        651,967      35.2    $54.44      35,495,627      46.7
Vacant .........................                        193,611      10.5                         0       0.0
                                                      ---------     -----               -----------     -----
TOTAL ..........................                      1,852,501     100.0%              $75,965,967     100.0%
                                                      =========     =====               ===========     =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 7,900 square feet expire in June 2005 and 54,176 square feet expire in June 2007.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
--------------   ---------   -----------   ----------   -------------   ------------   -------------   ---------------

     2005             6      $ 39.08        104,401           5.6%            5.6%           5.4%             5.4%
     2006            10      $ 65.17         79,660           4.3%            9.9%           6.8%            12.2%
     2007            28      $ 49.72        194,430          10.5%           20.4%          12.7%            24.9%
     2008            16      $ 51.34         47,234           2.5%           23.0%           3.2%            28.1%
     2009            12      $ 37.01        417,067          22.5%           45.5%          20.3%            48.4%
     2010            14      $ 46.83        408,187          22.0%           67.5%          25.2%            73.6%
     2011             2      $ 82.30         32,453           1.8%           69.3%           3.5%            77.1%
     2012             3      $ 50.10         19,505           1.1%           70.3%           1.3%            78.4%
     2013             6      $ 48.61         57,027           3.1%           73.4%           3.6%            82.1%
     2014             4      $ 53.10         62,207           3.4%           76.8%           4.3%            86.4%
     2015             4      $ 43.88        195,320          10.5%           87.3%          11.3%            97.7%
  Thereafter          1      $ 42.50         41,399           2.2%           89.5%           2.3%           100.0%
    Vacant            0      N/A            193,611          10.5%          100.0%           0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                         ONE & TWO INTERNATIONAL PLACE
--------------------------------------------------------------------------------

o  THE LOAN. The Mortgage Loan (the "One & Two International Place Loan") is
   secured by a first mortgage encumbering an office building located in Boston,
   Massachusetts. The One & Two International Place Loan represents approximately 15.4% of the Cut-Off Date Pool Balance. The One & Two
   International Place Loan was originated on January 10, 2005, and has a principal balance as of the Cut-Off Date of $216,000,000. The One & Two
   International Place Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest. The One & Two International Place Loan, which is evidenced by a pari passu note dated January 10, 2005, is a portion of a whole loan with an original principal balance of $432,000,000. The other loan related to the One
   & Two International Place Loan is evidenced by a separate note, dated January
   10, 2005 (the "One & Two International Place Pari Passu Loan"), with an original principal balance of $216,000,000. The One & Two International Place
   Pari Passu Loan will not be an asset of the Trust Fund. The One & Two
   International Place Pari Passu Loan and the One & Two International Place
   Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage
   Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C17, as
   described in the preliminary prospectus supplement under "DESCRIPTION OF THE
   MORTGAGE POOL--Co-Lender Loans".

   The One & Two International Place Loan has a remaining term of 116 months and matures on January 11, 2015. The One & Two International Place Loan may be
   prepaid on or after October 11, 2014, and permits defeasance with United
   States government obligations beginning two years after the Closing Date.

o  THE BORROWERS. The borrowers are Fort Hill Square 1 Owner LLC and Fort Hill
   Square 2 Owner LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the One & Two International Place Loan. The sponsor is
   Prudential Property Investment Separate Account ("PRISA"), which acquired a majority stake in the Mortgaged Property through the real estate investment arm of the Prudential Insurance Company of America, Prudential Real Estate
   Investors ("PREI"). PREI provides global real estate investment management services in the United States, Europe, Asia and Latin America. PREI is ranked among the largest real estate investment managers.

o  THE PROPERTY. The Mortgaged Property is an approximately 1,852,501 square foot office building situated on approximately 2.5 acres. The Mortgaged
   Property was designed by the architectural firm Johnson Burgee and was developed by The Chiofaro Company, Inc. ("Chiofaro") in 1987. The Mortgaged
   Property is located in Boston, Massachusetts. As of January 31, 2005, the
   occupancy rate for the Mortgaged Property securing the One & Two
   International Place Loan was approximately 89.6%.

   The largest tenant is Deutsche/Scudder, Stevens ("Deutsche/Scudder"), occupying approximately 378,490 square feet, or approximately 20.4% of the net rentable area. Deutsche/Scudder is the asset management arm of Deutsche
   Bank AG ("Deutsche Bank"), and has over $699 billion of assets under management, 8,000 employees and 20 offices worldwide. Deutsche Asset
   Management is one of the largest retail asset managers in the Asia Pacific region. As of February 27, 2005, Deutsche Bank was rated "AA-" (S&P), "Aa3"
   (Moody's) and "AA-" (Fitch). The Deutsche/Scudder lease expires in May 2009.
   The second largest tenant is Ropes & Gray, occupying approximately 322,754 square feet, or approximately 17.4% of the net rentable area. Ropes & Gray is a leading national law firm with over 750 lawyers and professionals, offices in Boston, New York, Palo Alto, San Francisco, and Washington, D.C., and
   conference centers in London and Providence. Ropes & Gray represents interests across a broad spectrum of industries in corporate law and litigation matters, as well as offer counsel on labor and employment issues, tax and benefits, creditors' rights, and private client services. The Ropes &
   Gray lease expires in December 2010. The third largest tenant is Choate, Hall
   & Stewart LLP ("Choate, Hall & Stewart"), occupying approximately 155,324 square feet, or approximately 8.4% of the net rentable area. Choate, Hall &
   Stewart has maintained a position as one of the nation's leading law firms for over a century. Choate, Hall & Stewart's areas of core concentration are
   Corporate Law, Litigation, Intellectual Property, Trusts and Estates, Real
   Estate, and Healthcare. The Choate, Hall & Stewart lease expires in September
   2015.

o  LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o  MANAGEMENT. Chiofaro, the original developer of the Mortgaged Property, is the property manager for the Mortgaged Property securing the One & Two
   International Place Loan. Chiofaro is one of New England's leading developers and operators of first class commercial and research and development projects.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

                  [4 PICTURES OF 450 WEST 33RD STREET OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

                     [MAP OF 450 WEST 33RD STREET OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                             $132,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  9.4%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                        Refinance
 SPONSOR                                 Jacob Chetrit & Arbor Realty SR, Inc.
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.100%
 MATURITY DATE                                                  March 11, 2015
 AMORTIZATION TYPE                                                     Balloon
 INTEREST ONLY PERIOD                                                       36
 ORIGINAL TERM / AMORTIZATION                                        120 / 324
 REMAINING TERM / AMORTIZATION                                       118 / 324
 LOCKBOX                                                                   Yes

 UP-FRONT RESERVES
  TAX/INSURANCE            Yes
  ENGINEERING              $22,125
  TI/LC                    $14,000,000
  RENT RESERVE(1)          $2,010,000
  OUTSTANDING TI/LC(2)     $1,662,530

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE            Yes
  REPLACEMENT              $27,871
  TI/LC(3)                 Springing

 ADDITIONAL FINANCING      Pari Passu Debt                        $132,500,000
                           Mezzanine Debt                          $85,000,000

                                                           PARI PASSU NOTES(4)
                                                           -------------------
 CUT-OFF DATE BALANCE                                             $265,000,000
 CUT-OFF DATE BALANCE/SF                                                  $158
 CUT-OFF DATE LTV                                                        68.8%
 MATURITY DATE LTV                                                       59.3%
 UW DSCR ON NCF                                                          1.22x
--------------------------------------------------------------------------------

(1)   Escrowed at closing to cover the free rent period or rent concessions for
      Coach and St. Vincent's, respectively.

(2)   Escrowed at closing for landlord obligations currently outstanding for tenant improvements and leasing commissions related to Coach, St.
      Vincent's and NY Clearing House.

(3)   Beginning in September 2009, the borrower will be required to fund the escrow account with $69,677 per month for the remaining loan term.

(4)   LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 450 West 33rd Street Loan and the 450
      West 33rd Street Pari Passu Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                              1
 LOCATION                                                   New York, New York
 PROPERTY TYPE                                                    Office - CBD
 SIZE (SF)                                                           1,672,237
 OCCUPANCY AS OF MARCH 1, 2005                                           84.5%
 YEAR BUILT / YEAR RENOVATED                                       1969 / 1990
 APPRAISED VALUE                                                  $385,000,000
 PROPERTY MANAGEMENT                       Newmark & Company Real Estate, Inc.
 UW ECONOMIC OCCUPANCY                                                   83.4%
 UW REVENUES                                                       $41,194,147
 UW TOTAL EXPENSES                                                 $18,918,036
 UW NET OPERATING INCOME (NOI)                                     $22,276,111
 UW NET CASH FLOW (NCF)                                            $22,025,275
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Associated Press ..........       NR/NR/NR         290,752      17.4%    $27.45    $ 7,980,289      25.3%  November 2019
Thirteen/WNET .............       NR/NR/NR         204,791      12.2     $21.95      4,495,092      14.2   November 2018
Lerner NY .................     Baa2/BBB/NR        163,093       9.8     $26.72      4,357,881      13.8       June 2015
The Daily News ............       NR/NR/NR         140,950       8.4     $18.42      2,596,035       8.2       June 2011
City of New York ..........       NR/NR/NR         129,874       7.8     $16.69      2,167,732       6.9   December 2016
Non-major tenants .........                        482,732      28.9     $20.64      9,962,520      31.6
Vacant ....................                        260,045      15.6                         0       0.0
                                                   -------     -----               -----------     -----
TOTAL .....................                      1,672,237     100.0%              $31,559,549     100.0%
                                                 =========     =====               ===========     =====
-------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------
                              WA BASE                            CUMULATIVE                    CUMULATIVE %
                # OF LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING     ROLLING    ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
-------------- ------------- --------- ---------- ------------- ------------ --------------- ---------------

     2005      0             $  0.00          0         0.0%          0.0%          0.0%            0.0%
     2006      0             $  0.00          0         0.0%          0.0%          0.0%            0.0%
     2007      1             $ 14.00     17,800         1.1%          1.1%          0.8%            0.8%
     2008      0             $  0.00          0         0.0%          1.1%          0.0%            0.8%
     2009      0             $  0.00          0         0.0%          1.1%          0.0%            0.8%
     2010      0             $  0.00          0         0.0%          1.1%          0.0%            0.8%
     2011      6             $ 18.77    241,803        14.5%         15.5%         14.4%           15.2%
     2012      3             $ 19.22     81,308         4.9%         20.4%          5.0%           20.1%
     2013      6             $ 12.38     93,564         5.6%         26.0%          3.7%           23.8%
     2014      0             $  0.00          0         0.0%         26.0%          0.0%           23.8%
     2015      4             $ 26.22    199,794        11.9%         37.9%         16.6%           40.4%
  Thereafter   9             $ 24.18    777,923        46.5%         84.4%         59.6%          100.0%
    Vacant     0                N/A     260,045        15.6%        100.0%          0.0%          100.0%
------------------------------------------------------------------------------------------------------------

*  Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18\
--------------------------------------------------------------------------------
                              450 WEST 33RD STREET
--------------------------------------------------------------------------------

o  THE LOAN. The Mortgage Loan (the "450 West 33rd Street Loan") is secured by a first mortgage encumbering an office building located in New York, New York.
   The 450 West 33rd Street Loan represents approximately 9.4% of the Cut-Off
   Date Pool Balance. The 450 West 33rd Street Loan was originated on March 3,
   2005, and has a principal balance as of the Cut-Off Date of $132,500,000. The
   450 West 33rd Street Loan provides for interest-only payments for the first
   36 months of its term, and thereafter, fixed monthly payments of principal and interest. The 450 West 33rd Street Loan, which is evidenced by a pari passu note dated March 3, 2005, is a portion of a whole loan with an original principal balance of $265,000,000. The other loan related to the 450 West
   33rd Street Loan is evidenced by a separate note, dated March 3, 2005 (the
   "450 West 33rd Street Pari Passu Loan"), with an original principal balance of $132,500,000. The 450 West 33rd Street Pari Passu Loan will not be an asset of the Trust Fund. The 450 West 33rd Street Loan and the 450 West 33rd
   Street Pari Passu Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the
   Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
   Certificates, Series 2005-C17, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans."

   The 450 West 33rd Street Loan has a remaining term of 118 months and matures on March 11, 2015. The 450 West 33rd Street Loan may be prepaid on or after
   December 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o  THE BORROWER. The borrower is 450 Partners LLC, a special purpose entity.
   Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 450 West 33rd Street Loan. The sponsors are Jacob Chetrit and Arbor Realty SR, Inc. Jacob Chetrit is an
   experienced real estate developer with major holdings in New York City and additional holdings around the country. The Chetrit Group has acquired and operated more than 4,500 apartment units and 10 million square feet of office and industrial space over the past 10 years. Arbor Realty SR, Inc. is a specialized real estate finance company investing in real estate-related bridge and mezzanine loans, preferred equity and, in limited cases, discounted mortgage notes and other real estate-related assets.

o  THE PROPERTY. The Mortgaged Property is an approximately 1,672,237 square foot office building situated on approximately 3.1 acres. The Mortgaged
   Property was constructed in 1969 and renovated in 1990. The Mortgaged
   Property is located in New York, New York. As of March 1, 2005, the occupancy rate for the Mortgaged Property securing the 450 West 33rd Street Loan was approximately 84.5%.

   The largest tenant is the Associated Press ("AP"), occupying approximately
   290,752 square feet, or approximately 17.4% of the net rentable area. AP is the world's largest news gathering organization, with approximately 242 news bureaus serving more than 120 countries. The AP currently serves more than
   1,500 newspapers and 5,000 broadcast outlets in the United States. Abroad, AP services are printed and broadcast in 112 countries. The company provides news, photos, graphics, and audiovisual services that reach people daily through print, radio, television, and the internet. The AP lease expires in
   November 2019. The second largest tenant is Thirteen/WNET ("Thirteen")
   occupying approximately 204,791 square feet, or approximately 12.2% of the net rentable area. Thirteen provides non-commercial, educational, public television and is celebrating four decades of educational television, community partnership and new media innovation. The Thirteen lease expires in
   November 2018. The third largest tenant is Lerner NY ("Lerner"), occupying approximately 163,093 square feet, or approximately 9.8% of the net rentable area. Lerner caters to women looking for urban apparel including jeans, dresses, and coordinates as well as accessories including sunglasses, costume jewelry, and hosiery at moderate prices. The Lerner lease is guaranteed by
   The Limited, Inc. As of March 1, 2005, The Limited, Inc. was rated "BBB"
   (S&P) and "Baa2" (Moody's). The Lerner lease expires in June 2015.

o  LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o  MEZZANINE DEBT. There are 3 existing mezzanine loans in the aggregate amount of $85,000,000. The mezzanine loans are not assets of the Trust and are secured by a pledge of the equity interests of the borrower.

o  FREE RELEASE. The loan documents allow a release of the air rights above the
   Mortgaged Property without any consideration upon certain conditions, including, but not limited to: (i) no event of default exists, (ii) the borrower provides an opinion of counsel that the release of the air rights will not adversely effect the REMIC status of the Trust Fund and (iii) the borrower provides evidence that the remaining Mortgaged Property will be in compliance with all applicable laws.

o  MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 450 West 33rd Street Loan.
   Newmark is headquartered in Manhattan and provides comprehensive real estate services to many of the world's most prominent corporations, property owners, investors and developers. Newmark manages and/or leases approximately 50 million square feet of commercial space nationally.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           KADIMA MEDICAL OFFICE POOL
--------------------------------------------------------------------------------

               [6 PICTURES OF KADIMA MEDICAL OFFICE POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           KADIMA MEDICAL OFFICE POOL
--------------------------------------------------------------------------------

                  [MAP OF KADIMA MEDICAL OFFICE POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           KADIMA MEDICAL OFFICE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                              $127,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   9.1%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                         Cindy Dolgin and Meyer Chetrit
 TYPE OF SECURITY                                                       Various
 MORTGAGE RATE                                                       5.2723529%
 MATURITY DATE                                                   April 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        36
 ORIGINAL TERM / AMORTIZATION                                         120 / 324
 REMAINING TERM / AMORTIZATION                                        119 / 324
 LOCKBOX                                                              Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                Yes
   ENGINEERING                  $197,905

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                Yes
   GROUND RENT                  $6,311
   REPLACEMENT                  $13,348
   TI/LC                        $33,369

 ADDITIONAL FINANCING           Mezzanine Debt                      $12,500,000

 CUT-OFF DATE BALANCE                                              $127,500,000
 CUT-OFF DATE BALANCE/SF                                                   $160
 CUT-OFF DATE LTV                                                         75.0%
 MATURITY DATE LTV                                                        64.8%
 UW DSCR ON NCF                                                           1.40x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                              17
 LOCATION                                                      Various, Various
 PROPERTY TYPE                                                Office -- Medical
 SIZE (SF)                                                              796,653
 OCCUPANCY AS OF FEBRUARY 1, 2005                                         96.9%
 YEAR BUILT / YEAR RENOVATED                                       Various / NA
 APPRAISED VALUE*                                                  $170,000,000
 PROPERTY MANAGEMENT                                   KND Management Co., Inc.
 UW ECONOMIC OCCUPANCY                                                    95.0%
 UW REVENUES                                                        $19,476,370
 UW TOTAL EXPENSES                                                  $ 6,099,135
 UW NET OPERATING INCOME (NOI)                                      $13,377,235
 UW NET CASH FLOW (NCF)                                             $12,372,491
--------------------------------------------------------------------------------
*  Based upon the collective portfolio value and not on the value of the individual Mortgaged Properties. See "RISK FACTORS -- The Mortgage Loans --
   Inspections and Appraisals May Not Accurately Reflect Value or Condition of
   Mortgaged Property" in the preliminary prospectus supplement.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           KADIMA MEDICAL OFFICE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                             NET       ALLOCATED
                                                                  YEAR   RENTABLE        LOAN
 PROPERTY                                    CITY       STATE   BUILLT     AREA         AMOUNT
-------------------------------------- -------------- -------- -------- ---------- ---------------

Morristown Professional Building ..... Morristown        NJ    1980      154,089     $ 25,044,643
2300 Westchester Avenue Building ..... Bronx             NY    1988       83,408       23,902,964
Davis Square Center .................. Somerville        MA    1990      100,219       23,223,214
Kadima Medical Building -- Minot,
  ND ................................. Minot             ND    1995      114,000        8,988,970
Emerson Medical Complex .............. Jacksonville      FL    1997       50,651        9,256,468
Verona Professional Building ......... Verona            NJ    1970       61,468        7,249,943
South Hill Medical Center ............ Southgate         KY    1989       56,126        4,705,578
Orlando II Clinic .................... Maitland          FL    1993       25,000        3,324,107
Orlando IV Clinic .................... Orlando           FL    1986       21,251        3,733,929
Orlando III Clinic ................... Orlando           FL    1992       22,000        3,460,714
Park Meadows Clinic .................. Lone Tree         CO    1995       19,477        3,096,429
Orlando I Clinic ..................... Kissimmee         FL    1993       16,500        2,367,857
Tampa II Clinic ...................... Tampa             FL    1994       16,200        2,138,390
Regency Square Clinic ................ Jacksonville      FL    1992       15,713        1,956,244
Tampa I Clinic ....................... Brandon           FL    1995       16,200        1,934,173
Germantown Clinic .................... Memphis           TN    1996       12,480        1,639,286
San Jose Clinic ...................... Jacksonville      FL    1990       11,871        1,477,092
                                                                         -------     ------------
TOTAL ................................                                   796,653     $127,500,000
                                                                         =======     ============
--------------------------------------------------------------------------------------------------

                                                                                     ALLOCATED
                                                                                    PORTFOLIO
                                         RELEASE                                    APPRAISED      ALLOCATED
 PROPERTY                                 PRICE        UW NCF      OCCUPANCY(1)      VALUE(2)        LTV
-------------------------------------- ---------- -------------- --------------- --------------- -----------

Morristown Professional Building .....     NA       $ 2,124,004        100.0%      $ 32,580,012      76.9%
2300 Westchester Avenue Building .....     NA         2,537,865         91.9%        27,644,703      86.5%
Davis Square Center ..................     NA         2,075,774        100.0%        27,536,310      84.3%
Kadima Medical Building -- Minot,
  ND .................................    115%          823,636        100.0%        13,038,635      68.9%
Emerson Medical Complex ..............     NA           867,486        100.0%        12,251,669      75.6%
Verona Professional Building .........     NA           689,344         95.4%         9,951,774      72.9%
South Hill Medical Center ............     NA           651,822         75.0%         8,419,003      55.9%
Orlando II Clinic ....................    115%          418,968        100.0%         6,049,419      54.9%
Orlando IV Clinic ....................    115%          397,315         94.4%         5,593,274      66.8%
Orlando III Clinic ...................    115%          361,738        100.0%         5,483,363      63.1%
Park Meadows Clinic ..................    115%          306,019        100.0%         4,268,431      72.5%
Orlando I Clinic .....................    115%          281,511        100.0%         4,255,946      55.6%
Tampa II Clinic ......................    115%          195,590        100.0%         2,934,083      72.9%
Regency Square Clinic ................    115%          178,036        100.0%         2,871,428      68.1%
Tampa I Clinic .......................    115%          174,597        100.0%         2,671,246      72.4%
Germantown Clinic ....................    115%          154,484        100.0%         2,281,368      71.9%
San Jose Clinic ......................    115%          134,304        100.0%         2,169,336      68.1%
                                                    -----------                    ------------
TOTAL ................................              $12,372,491         96.9%      $170,000,000      75.0%
                                                    ===========                    ============

(1)   As of February 1, 2005.

(2)   Based upon the collective portfolio value and not on the value of the individual Mortgaged Properties. See "RISK FACTORS -- The Mortgage Loans
      -- Inspections and Appraisals May Not Accurately Reflect Value or
      Condition of Mortgaged Property" in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           KADIMA MEDICAL OFFICE POOL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                         RATINGS(1)      NET      % OF NET                              % OF          DATE OF
                                          MOODY'S/     RENTABLE   RENTABLE    ACTUAL                   ACTUAL          LEASE
                  TENANT                 S&P/FITCH    AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT         EXPIRATION
--------------------------------------- ------------ ----------- ---------- ---------- ------------- ---------- -------------------

TOP 10 TENANTS ........................
Trinity Hospitals .....................   NR/NR/NR     114,000       14.3%    $ 9.18    $ 1,046,360       6.5%           June 2009
Morristown Memorial Hospital ..........   NR/NR/NR      83,151       10.4     $24.53      2,039,694      12.6        February 2012
Physician Associates of FL ............   NR/NR/NR      81,363       10.2     $20.53      1,670,551      10.3           April 2008
Harvard Vanguard Medical
  Associates ..........................   NR/NR/NR      64,670        8.1     $22.47      1,453,188       9.0        November 2009
Montefiore Medical Center .............   NR/NR/NR      52,907        6.6     $41.15      2,177,136      13.5           March 2008
Univ. of FL Jacksonville Healthcare ...   NR/NR/NR      29,086        3.7     $17.91        521,032       3.2   Multiple Spaces(2)
Baptist Health Properties, Inc. .......   NR/NR/NR      27,584        3.5     $13.95        384,860       2.4        February 2008
Mountainside Hospital .................   NR/NR/NR      20,276        2.5     $22.69        460,062       2.8            June 2012
Exempla Health Care ...................   NR/NR/NR      19,477        2.4     $19.01        370,297       2.3            July 2007
Physician Associates, LLC .............   NR/NR/NR      17,090        2.1     $12.99        222,079       1.4        December 2005
                                                       -------      -----               -----------     -----
  TOTAL TOP 10 TENANTS ................                509,604       64.0%    $20.30    $10,345,259      64.0%
NON-MAJOR TENANTS .....................                262,277       32.9     $22.17      5,815,473      36.0
                                                       -------      -----               -----------     -----
OCCUPIED COLLATERAL TOTAL .............                771,881       96.9%    $20.94    $16,160,732     100.0%
Vacant Space ..........................                 24,772        3.1               ===========     =====
                                                       -------      -----
COLLATERAL TOTAL ......................                796,653      100.0%
                                                       =======      =====

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 13,411 square feet expire in March
      2006, 6,121 square feet expire in May 2008 and 9,554 square feet expire in July 2009.
May not equal 100% due to rounding.

-------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                    # OF        WA BASE                                   CUMULATIVE %     % OF ACTUAL      CUMULATIVE %
                   LEASES       RENT/SF     TOTAL SF      % OF TOTAL          OF SF            RENT        OF ACTUAL RENT
     YEAR         EXPIRING     EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*         ROLLING*         ROLLING*
--------------   ----------   ----------   ----------   --------------   --------------   -------------   ---------------

     2005            13         $21.32        48,205          6.1%              6.1%            6.4%             6.4%
     2006             9         $20.16        28,891          3.6%              9.7%            3.6%            10.0%
     2007            17         $20.84        74,274          9.3%             19.0%            9.6%            19.5%
     2008            21         $23.68       234,813         29.5%             48.5%           34.4%            54.0%
     2009            11         $15.29       210,271         26.4%             74.9%           19.9%            73.8%
     2010             6         $28.53        19,685          2.5%             77.3%            3.5%            77.3%
     2011             1         $23.00         1,200          0.2%             77.5%            0.2%            77.5%
     2012             3         $23.91       112,526         14.1%             91.6%           16.7%            94.1%
     2013             2         $25.89        29,438          3.7%             95.3%            4.7%            98.9%
     2014             1         $22.00         2,131          0.3%             95.6%            0.3%            99.1%
     2015             2         $13.17        10,447          1.3%             96.9%            0.9%           100.0%
  Thereafter          0         $ 0.00             0          0.0%             96.9%            0.0%           100.0%
    Vacant            0           N/A         24,772          3.1%            100.0%            0.0%           100.0%
-------------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL
                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           KADIMA MEDICAL OFFICE POOL
--------------------------------------------------------------------------------

o  THE LOAN. The Mortgage Loan (the "Kadima Medical Office Pool Loan") is
   secured by first deeds of trust or mortgages encumbering 17 medical office properties located in Florida (9 Mortgaged Properties), New Jersey (2
   Mortgaged Properties), Colorado (1 Mortgaged Property), Kentucky (1 Mortgaged
   Property), Massachusetts (1 Mortgaged Property), New York (1 Mortgaged
   Property), North Dakota (1 Mortgaged Property) and Tennessee (1 Mortgaged
   Property). The Kadima Medical Office Pool Loan represents approximately 9.1%
   of the Cut-Off Date Pool Balance. The Kadima Medical Office Pool Loan was
   originated on March 15, 2005, and has a principal balance as of the Cut-Off
   Date of $127,500,000. The Kadima Medical Office Pool Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The Kadima Medical Office Pool Loan has a remaining term of 119 months and matures on April 11, 2015. The Kadima Medical Office Pool Loan may be prepaid on or after January 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o  THE BORROWER. The borrower is Kadima Medical Properties LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kadima Medical Office Pool
   Loan. The sponsors of the borrower are Meyer Chetrit and Cindy Dolgin. Meyer
   Chetrit is a principal of The Chetrit Group, which has acquired or developed more than 10 million square feet of office and industrial space and 4,500 apartment units during the past 10 years. Cindy Dolgin is a member of the
   Dolgin Family, a Brooklyn-based family that has been active in commercial real estate for over 100 years.

o  THE PROPERTIES. The Mortgaged Properties consist of 17 medical office buildings containing, in the aggregate, 796,653 square feet of office space.
   Many of the Mortgaged Properties are located in close proximity to a hospital or academic facility. Seven (7) of the Mortgaged Properties are single-tenant properties. As of February 1, 2005, the occupancy rate for the Mortgaged
   Properties securing the Kadima Medical Office Pool Loan was approximately
   96.9%.

   The largest tenant is Trinity Hospitals, occupying approximately 114,000 square feet, or approximately 14.3% of the net rentable area. Trinity
   Hospitals operates approximately 50 hospitals and 400 outpatient facilities.
   The Trinity Hospitals lease expires in June 2009. The second largest tenant is Morristown Memorial Hospital, occupying approximately 83,151 square feet, or approximately 10.4% of the net rentable area. Morristown Memorial Hospital is adjacent to the Mortgaged Property and contains the Carol G. Simon Cancer
   Center. The Morristown Memorial Hospital lease expires in February 2012. The third largest tenant is Physician Associates of FL ("Physicians Associates"),
   occupying approximately 81,363 square feet, or approximately 10.2% of the net rentable area. Physicians Associates is a private medical group with approximately 60 physicians specializing in family practice, internal medicine, obstetrics, gynecology and pediatrics. The Physician Associates lease expires in April 2008.

o  LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o  MEZZANINE DEBT. There is an existing mezzanine loan in the amount of
   $12,500,000. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower.

o  MANAGEMENT. KND Management Co., Inc., an affiliate of one of the sponsors, is the property manager for the Mortgaged Properties securing the Kadima Medical
   Office Pool Loan. KND Management Co., Inc. currently manages approximately
   5.0 million square feet of commercial space throughout the United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 PARK PLACE II
--------------------------------------------------------------------------------

                      [4 PICTURES OF PARK PLACE II OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                  PARK PLACE II
--------------------------------------------------------------------------------

                         [MAP OF PARK PLACE II OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                  PARK PLACE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                            $100,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 7.1%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                             Maguire Properties, L.P.
 TYPE OF SECURITY                                                         Fee
 MORTGAGE RATE                                                         5.390%
 MATURITY DATE                                                 April 11, 2012
 AMORTIZATION TYPE                                                    Balloon
 INTEREST ONLY PERIOD                                                      36
 ORIGINAL TERM / AMORTIZATION                                        84 / 360
 REMAINING TERM / AMORTIZATION                                       83 / 360
 LOCKBOX                                                                  Yes

 UP-FRONT RESERVES
   INSURANCE                         Yes
   ENGINEERING                       $83,500
   NEW CENTURY TI
     REIMBURSEMENT(1)                $3,660,160
   NEW CENTURY RENT RESERVE(2)       $183,163

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                     Yes
   REPLACEMENT                       $2,289
   TI/LC                             $11,444

 ADDITIONAL FINANCING(3)                                                 None

 CUT-OFF DATE BALANCE                                            $100,000,000
 CUT-OFF DATE BALANCE/SF                                                 $364
 CUT-OFF DATE LTV                                                       79.6%
 MATURITY DATE LTV                                                      75.1%
 UW DSCR ON NCF                                                         1.20x
--------------------------------------------------------------------------------

(1)   The up-front New Century TI Reimbursement Reserve relates to pending tenant improvement expenses with respect to the New Century lease that are obligations of the borrower.

(2)   The up-front New Century Rent Reserve will be released to the borrower upon New Century paying full, unabated rent.

(3)   Future mezzanine debt permitted. The sponsor of the borrowers may pledge the equity interests in the borrowers as additional collateral for certan pre-existing debt facilities.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                  Irvine, California
 PROPERTY TYPE                                     Mixed Use -- Office/Retail
 SIZE (SF)                                                            274,647
 OCCUPANCY AS OF MARCH 1, 2005                                          89.1%
 YEAR BUILT / YEAR RENOVATED                                        1995 / NA
 APPRAISED VALUE                                                 $125,700,000
 PROPERTY MANAGEMENT                                 Maguire Properties, L.P.
 UW ECONOMIC OCCUPANCY                                                  93.5%
 UW REVENUES                                                      $11,946,959
 UW TOTAL EXPENSES                                                 $3,558,479
 UW NET OPERATING INCOME (NOI)                                     $8,388,480
 UW NET CASH FLOW (NCF)                                            $8,089,346
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 PARK PLACE II
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                              % OF
                                           RATINGS*       RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                                MOODY'S/S&P/FITCH  AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
------------------------------------- ----------------- ----------- ---------- ---------- ------------- ---------- ---------------

New Century Financial Corporation ...   NR / BB / NR       79,636       29.0%   $27.60     $2,197,954       32.5%      April 2010
Sport Chalet ........................   NR / NR / NR       35,049       12.8    $13.97        489,635        7.3    December 2015
Quick Loan Funding ..................   NR / NR / NR       25,918        9.4    $28.20        730,888       10.8    November 2008
WL Homes ............................   NR / NR / NR       17,369        6.3    $27.00        468,963        6.9        June 2008
Mother's Market .....................   NR / NR / NR       10,576        3.9    $19.80        209,405        3.1   September 2011
Non-major tenants ...................                      76,182       27.7    $34.87      2,656,217       39.3
Vacant ..............................                      29,917       10.9                        0        0.0
                                                           ------      -----               ----------      -----
TOTAL ...............................                     274,647      100.0%              $6,753,061      100.0%
                                                          =======      =====               ==========      =====
----------------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
--------------   ---------   -----------   ----------   -------------   ------------   -------------   ---------------

     2005            3          $33.66        5,010           1.8%            1.8%           2.5%             2.5%
     2006            3          $38.32        6,471           2.4%            4.2%           3.7%             6.2%
     2007            5          $35.95       17,498           6.4%           10.6%           9.3%            15.5%
     2008            4          $28.66       48,079          17.5%           28.1%          20.4%            35.9%
     2009            6          $33.37       13,448           4.9%           33.0%           6.6%            42.5%
     2010            5          $28.09       86,112          31.4%           64.3%          35.8%            78.4%
     2011            2          $22.67       13,326           4.9%           69.2%           4.5%            82.8%
     2012            2          $38.07        8,520           3.1%           72.3%           4.8%            87.6%
     2013            0          $ 0.00            0           0.0%           72.3%           0.0%            87.6%
     2014            0          $ 0.00            0           0.0%           72.3%           0.0%            87.6%
     2015            1          $13.97       35,049          12.8%           85.0%           7.3%            94.9%
  Thereafter         2          $30.84       11,217           4.1%           89.1%           5.1%           100.0%
    Vacant           0            N/A        29,917          10.9%          100.0%           0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------

*  Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL
                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                  PARK PLACE II
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Park Place II Loan") is secured by a first mortgage encumbering a mixed-use office and retail center located in Irvine,
  California. The Park Place II Loan represents approximately 7.1% of the
  Cut-Off Date Pool Balance. The Park Place II Loan was originated on March
  15, 2005, and has a principal balance as of the Cut-Off Date of
  $100,000,000. The Park Place II Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Park Place II Loan has a remaining term of 83 months and matures on
  April 11, 2012. The Park Place II Loan may be prepaid on or after December
  11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWERS. The borrowers are Maguire Properties -- Park Place Parking,
  LLC, Maguire Properties -- 3121 Michelson, LLC and Maguire Properties --
  Park Place Shops, LLC, each a single purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Park Place II Loan. The sponsor of the borrowers is
  Maguire Properties, L.P. ("Maguire"), an affiliate of Maguire Properties,
  Inc. Maguire is a commercial property investment and management company that owns the most Class A office space in the Los Angeles central business district and currently holds more than 10.0 million square feet of office and mixed-use properties.

o THE PROPERTY. The Mortgaged Property is an approximately 274,647 square foot mixed-use office and retail building situated on approximately 15.0 acres.
  The Mortgaged Property was constructed in 1995. The Mortgaged Property is located in Irvine, California, within the Los Angeles-Long Beach-Santa Ana,
  California metropolitan statistical area. As of March 1, 2005, the occupancy rate for the Mortgaged Property securing the Park Place II Loan was approximately 89.1%.

  The largest tenant is New Century Financial Corporation ("NEW"), occupying approximately 79,636 square feet, or approximately 29.0% of the net rentable area. NEW is a real estate investment trust and mortgage finance company operating in the United States. The NEW lease expires in April 2010. The second largest tenant is Sport Chalet, Inc. ("Sport Chalet"), occupying approximately 35,049 square feet, or approximately 12.8% of the net rentable area. Sport Chalet operates approximately 31 full-service, specialty sporting goods stores primarily in California and Nevada. The Sport Chalet lease expires in December 2015. The third largest tenant is Quick Loan
  Funding, occupying approximately 25,918 square feet, or approximately 9.4%
  of the net rentable area. Quick Loan Funding is a mortgage lending institution that provides loan programs which include refinancing, cash-out, conforming, FHA, VA, jumbo fixed and adjustable loans. The Quick Loan
  Funding lease expires in November 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o FREE RELEASE. The borrower may obtain the release of a certain parcel without payment of any release price upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that the proposed use of the release parcel will not violate any of the restrictions included in any lease at the remaining Mortgaged Property,
  (ii) the borrower provides evidence that the remaining Mortgaged Property will be in compliance with all applicable laws, (iii) the borrower provides an opinion of counsel that the proposed release will not adversely effect the REMIC status of the Trust Fund and (iv) no event of default has occurred and is continuing.

o MANAGEMENT. Maguire, the sponsor of the borrower, is the property manager for the Mortgaged Property securing the Park Place II Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                            HAPPY VALLEY TOWNE CENTER
--------------------------------------------------------------------------------

                [3 PICTURES OF HAPPY VALLEY TOWNE CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                            HAPPY VALLEY TOWNE CENTER
--------------------------------------------------------------------------------

`                   [MAP OF HAPPY VALLEY TOWNE CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                            HAPPY VALLEY TOWNE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                             $56,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 4.0%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                    Lee T. Hanley and Nancy R. Hanley
 TYPE OF SECURITY                                                   Leasehold
 MORTGAGE RATE                                                         5.790%
 MATURITY DATE                                                   May 11, 2015
 AMORTIZATION TYPE                                                    Balloon
 INTEREST ONLY PERIOD                                                      36
 ORIGINAL TERM / AMORTIZATION                                       120 / 360
 REMAINING TERM / AMORTIZATION                                      120 / 360
 LOCKBOX                                                            Springing

 UP-FRONT RESERVES
   TAX/INSURANCE             Yes
   SPORT CHALET(1)           $2,900,000
   TI REIMBURSEMENT(2)       $1,459,530
   RENT COLLECTIONS(3)       $3,540,470

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes

 ADDITIONAL FINANCING(4)                                                 None

 CUT-OFF DATE BALANCE                                             $56,000,000
 CUT-OFF DATE BALANCE/SF                                                  $82
 CUT-OFF DATE LTV                                                       72.6%
 MATURITY DATE LTV                                                      65.4%
 UW DSCR ON NCF                                                         1.32x
--------------------------------------------------------------------------------
(1)   The up-front Sport Chalet Reserve relates to pending tenant improvement expenses with respect to the Sport Chalet lease that are obligations of the borrower.

(2)   The up-front TI Reimbursement Reserve relates to outstanding tenant improvement expenses that are obligations of the borrower.

(3)   The up-front Rent Collections Reserve will be released upon monthly base rent exceeding $515,000 collections from tenants that are open for business.

(4)   Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                    Phoenix, Arizona
 PROPERTY TYPE                                             Retail -- Anchored
 SIZE (SF)                                                            679,588
 OCCUPANCY AS OF APRIL 13, 2005                                        95.8%*
 YEAR BUILT / YEAR RENOVATED                                        2005 / NA
 APPRAISED VALUE                                                  $77,100,000
 PROPERTY MANAGEMENT                                  Vestar Properties, Inc.
 UW ECONOMIC OCCUPANCY                                                  95.0%
 UW REVENUES                                                       $9,283,551
 UW TOTAL EXPENSES                                                 $3,900,403
 UW NET OPERATING INCOME (NOI)                                     $5,383,148
 UW NET CASH FLOW (NCF)                                            $5,193,144
--------------------------------------------------------------------------------
*  Includes space that has been leased but the related tenants have not taken occupancy.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                            HAPPY VALLEY TOWNE CENTER
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET    ACTUAL                    % OF
                                        RATINGS*        RENTABLE   RENTABLE     RENT                    ACTUAL    DATE OF LEASE
              TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF     ACTUAL RENT     RENT      EXPIRATION
--------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Wal-Mart (Ground Lease) .........    Aa2 / AA / AA      207,928       30.6%   $ 3.32      $  690,000      11.0%   January 2025
Lowe's Home Improvement (Ground
  Lease) ........................     A2 / A+ / A       166,992       24.6    $ 2.74         458,000       7.3    October 2030
Sport Chalet . ..................     NR / NR / NR       42,000        6.2    $13.50         567,000       9.1    October 2015
Circuit City . ..................     NR / NR / NR       33,443        4.9    $16.50         551,810       8.8   February 2020
Linens N' Things ................     NR / NR / NR       28,052        4.1    $15.00         420,780       6.7      March 2015
Non-major tenants . .............                       172,440       25.4    $20.64       3,558,687      57.0
Vacant ..........................                        28,733        4.2                         0       0.0
                                                        -------      -----                ----------     -----
TOTAL ...........................                       679,588      100.0%               $6,246,276     100.0%
                                                        =======      =====                ==========     =====
-------------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                                  CUMULATIVE                        CUMULATIVE %
                  # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR           ROLLING        ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
--------------   -------------   ----------   ----------   -------------   ------------   ---------------   ---------------

     2005               0          $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2006               0          $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2007               0          $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2008               0          $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2009               0          $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2010              16          $31.17       37,023           5.4%            5.4%           18.5%             18.5%
     2011               0          $ 0.00            0           0.0%            5.4%            0.0%             18.5%
     2012               1          $34.00        1,442           0.2%            5.7%            0.8%             19.3%
     2013               0          $ 0.00            0           0.0%            5.7%            0.0%             19.3%
     2014               0          $ 0.00            0           0.0%            5.7%            0.0%             19.3%
     2015              11          $15.92      152,770          22.5%           28.1%           38.9%             58.2%
  Thereafter            9          $ 5.68      459,620          67.6%           95.8%           41.8%            100.0%
    Vacant              0           N/A         28,733           4.2%          100.0%            0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                            HAPPY VALLEY TOWNE CENTER
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Happy Valley Towne Center Loan") is
  secured by a first mortgage encumbering a leasehold interest in an anchored retail center located in Phoenix, Arizona. The Happy Valley Towne Center
  Loan represents approximately 4.0% of the Cut-Off Date Pool Balance. The
  Happy Valley Towne Center Loan was originated on April 13, 2005, and has a principal balance as of the Cut-Off Date of $56,000,000. The Happy Valley
  Towne Center Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Happy Valley Towne Center Loan has a remaining term of 120 months and matures on May 11, 2015. The Happy Valley Towne Center Loan may be prepaid on or after February 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Vestar Arizona XXXI, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Happy Valley Towne Center Loan.
  The sponsors of the borrower are Lee T. Hanley and Nancy R. Hanley. Lee T.
  Hanley is a founding member of Vestar Development Company ("Vestar"), a retail development company based in Phoenix, Arizona, that was formed in
  1979 and was the development company for the Mortgaged Property securing the
  Happy Valley Towne Center Loan. Vestar has 3 regional offices located in
  Phoenix, Arizona, Long Beach, California and El Cajon, California.

o THE PROPERTY. The Mortgaged Property is an approximately 679,588 square foot anchored retail center situated on approximately 71.5 acres. The Mortgaged
  Property was constructed in 2005. The Mortgaged Property is located in
  Phoenix, Arizona. As of April 13, 2005, the occupancy rate for the Mortgaged
  Property securing the Happy Valley Towne Center Loan (including space that is being built-out for tenants that have executed leases but have not taken occupancy) was approximately 95.8%.

  The largest tenant is Wal-Mart, occupying approximately 207,928 square feet, or approximately 30.6% of the net rentable area. Wal-Mart is the largest discount retailer in the United States. Wal-Mart ground leases its space from the borrower and the Wal-Mart improvements do not secure the Happy
  Valley Towne Center Loan. As of April 11, 2005, Wal-Mart was rated "Aa2"
  (Moody's) and "AA" (S&P). The Wal-Mart ground lease expires in January 2025.
  The second largest tenant is Lowe's Home Improvement ("Lowe's"), occupying approximately 166,992 square feet, or approximately 24.6% of the net rentable area. Lowe's is the second largest home improvement retailer in the
  United States with approximately 950 stores in 45 states. Lowe's ground leases its space from the borrower and the Lowe's improvements do not secure the Happy Valley Towne Center Loan. As of April 12, 2005, Lowe's was rated
  "A2" (Moody's) and "A+" (S&P). The Lowe's ground lease expires in October
  2030. The third largest tenant is Sport Chalet, occupying approximately
  42,000 square feet, or approximately 6.2% of the net rentable area. Sport
  Chalet operates approximately 31 full-service, specialty sporting goods stores primarily in California and Nevada. The Sport Chalet lease expires in
  October 2015.

o LOCK BOX ACCOUNT.  At any time during the term of the Happy Valley Towne
  Center Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, all tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o MANAGEMENT. Vestar Properties, Inc., an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Happy Valley Towne
  Center Loan. Vestar Properties, Inc. is a commercial real estate management company with 11 million square feet of real estate under management in
  Arizona and Southern California.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                        MERCANTILE BANK & TRUST BUILDING
--------------------------------------------------------------------------------

            [4 PICTURES OF MERCANTILE BANK & TRUST BUILDING OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                        MERCANTILE BANK & TRUST BUILDING
--------------------------------------------------------------------------------

               [MAP OF MERCANTILE BANK & TRUST BUILDING OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                        MERCANTILE BANK & TRUST BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                              $41,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  2.9%
 NUMBER OF MORTGAGE LOANS                                               1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                                     HGGP Capital, LLC
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.260%
 MATURITY DATE                                                January 11, 2012
 AMORTIZATION TYPE                                                     Balloon
 INTEREST ONLY PERIOD                                                       24
 ORIGINAL TERM / AMORTIZATION                                         84 / 360
 REMAINING TERM / AMORTIZATION                                        80 / 360
 LOCKBOX                                                                   Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                   Yes
   REPLACEMENT                     $50,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                   Yes
   REPLACEMENT                     $6,931
   TI/LC(1)                        Springing

 ADDITIONAL FINANCING(2)                                                  None

 CUT-OFF DATE BALANCE                                              $41,000,000
 CUT-OFF DATE BALANCE/SF                                                  $101
 CUT-OFF DATE LTV                                                        77.4%
 MATURITY DATE LTV                                                       71.6%
 UW DSCR ON NCF                                                          1.55x
--------------------------------------------------------------------------------

(1)   Beginning in January 2009, the borrower will be required to fund a tenant improvement and leasing commission reserve with payments of $29,167 per month for the remaining loan term.

(2)   Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                              1
 LOCATION                                                  Baltimore, Maryland
 PROPERTY TYPE                                                   Office -- CBD
 SIZE (SF)                                                             404,089
 OCCUPANCY AS OF JANUARY 25, 2005                                       100.0%
 YEAR BUILT / YEAR RENOVATED                                       1970 / 1999
 APPRAISED VALUE                                                   $53,000,000
 PROPERTY MANAGEMENT                               Harbor Group Management Co.
 UW ECONOMIC OCCUPANCY                                                   95.0%
 UW REVENUES                                                        $8,566,185
 UW TOTAL EXPENSES                                                  $4,030,116
 UW NET OPERATING INCOME (NOI)                                      $4,536,069
 UW NET CASH FLOW (NCF)                                             $4,212,817
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                        MERCANTILE BANK & TRUST BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                     RATINGS*        NET      % OF NET                              % OF        DATE OF
                                     MOODY'S/      RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
              TENANT                 S&P/FITCH    AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------- -------------- ----------- ---------- ---------- ------------- ---------- --------------

Mercantile Bank & Trust ......... NR / A+ / NR     202,822       50.2%   $21.63      $4,386,280      52.5%  December 2014
Venable, LLP. ................... NR / NR / NR     140,649       34.8    $19.97       2,809,232      33.6      April 2011
Grant Thornton LLP .............. NR / NR / NR      16,744        4.1    $17.43         291,848       3.5   December 2013
Kaiser Permanente.. .............  NR / NR / A      15,000        3.7    $23.46         351,900       4.2     August 2010
Adelberg Rudow .................. NR / NR / NR      14,007        3.5    $18.25         255,628       3.1       June 2006
Non-major tenants ...............                   14,867        3.7    $17.83         265,111       3.2
Vacant ..........................                        0        0.0                         0       0.0
                                                   -------      -----                ----------     -----
TOTAL ...........................                  404,089      100.0%               $8,359,999     100.0%
                                                   =======      =====                ==========     =====
--------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL       % OF ACTUAL
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*     RENT ROLLING*
--------------   ---------   -----------   ----------   -------------   ------------   ---------------   --------------

     2005           3           $14.00           90           0.0%            0.0%            0.0%              0.0%
     2006           3           $14.40       17,748           4.4%            4.4%            3.1%              3.1%
     2007           2           $23.50       10,763           2.7%            7.1%            3.0%              6.1%
     2008           0           $ 0.00            0           0.0%            7.1%            0.0%              6.1%
     2009           1           $40.00          273           0.1%            7.1%            0.1%              6.2%
     2010           1           $23.46       15,000           3.7%           10.9%            4.2%             10.4%
     2011           3           $19.97      140,649          34.8%           45.7%           33.6%             44.0%
     2012           0           $ 0.00            0           0.0%           45.7%            0.0%             44.0%
     2013           1           $17.43       16,744           4.1%           49.8%            3.5%             47.5%
     2014           2           $21.63      202,822          50.2%          100.0%           52.5%            100.0%
     2015           0           $ 0.00            0           0.0%          100.0%            0.0%            100.0%
  Thereafter        0           $ 0.00            0           0.0%          100.0%            0.0%            100.0%
    Vacant          0             N/A             0           0.0%          100.0%            0.0%            100.0%
-----------------------------------------------------------------------------------------------------------------------

*  Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                        MERCANTILE BANK & TRUST BUILDING
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Mercantile Bank & Trust Building Loan") is
  secured by a first mortgage encumbering an office building located in
  Baltimore, Maryland. The Mercantile Bank & Trust Building Loan represents approximately 2.9% of the Cut-Off Date Pool Balance. The Mercantile Bank &
  Trust Building Loan was originated on December 13, 2004, and has a principal balance as of the Cut-Off Date of $41,000,000. The Mercantile Bank & Trust
  Building Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Mercantile Bank & Trust Building Loan has a remaining term of 80 months and matures on January 11, 2012. The Mercantile Bank & Trust Building Loan
  may be prepaid on or after November 11, 2011, and permits defeasance with
  United States government obligations beginning three years after the first payment date.

o THE BORROWER. The borrower is Hopkins Plaza Financial Associates, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
  Mercantile Bank & Trust Building Loan. The sponsor is HGGP Capital, LLC.
  HGGP Capital, LLC is an affiliate of Harbor Group International, a real estate investment company that has acquired or developed more than 11 million square feet of commercial space valued in excess of $1 billion.

o THE PROPERTY. The Mortgaged Property is an approximately 404,089 square foot office building situated on approximately 1.4 acres. The Mortgaged Property was constructed in 1970 and renovated in 1999. The Mortgaged Property is located in Baltimore, Maryland. As of January 25, 2005, the occupancy rate for the Mortgaged Property securing the Mercantile Bank & Trust Building
  Loan was approximately 100%.

  The largest tenant is Mercantile Bank & Trust ("Mercantile"), occupying approximately 202,822 square feet, or approximately 50.2% of the net rentable area. Mercantile, with more than $14 billion in assets, is a regional bank holding company with its headquarters in Baltimore, Maryland.
  As of April 11, 2005, Mercantile was rated "A+" (S&P). The Mercantile lease expires in December 2014. The second largest tenant is Venable, LLP occupying approximately 140,649 square feet, or approximately 34.8% of the net rentable area. Venable, LLP is a law firm that serves corporate, institutional, governmental, nonprofit and individual clients throughout the
  United States. The Venable, LLP lease expires in April 2011. The third largest tenant is Grant Thornton LLP, occupying approximately 16,744 square feet, or approximately 4.1% of the net rentable area. Grant Thornton LLP provides accounting and consulting services to public and private clients throughout the United States. The Grant Thornton LLP lease expires in
  December 2013.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o MANAGEMENT. Harbor Group Management Co. is the property manager for the
  Mortgaged Property securing the Mercantile Bank & Trust Building Loan.
  Harbor Group Management Co. is a full service management company with approximately 6 million square feet of commercial space and 6,000 apartment units under management.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                590 FIFTH AVENUE
--------------------------------------------------------------------------------

                    [3 PICTURES OF 590 FIFTH AVENUE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                590 FIFTH AVENUE
--------------------------------------------------------------------------------

                       [MAP OF 590 FIFTH AVENUE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                590 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                              $40,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  2.8%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                       Stanley Chera, Jeffrey Feil and
                                                                 Joseph Nakash
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.390%
 MATURITY DATE                                                  March 11, 2015
 AMORTIZATION TYPE                                                     Balloon
 INTEREST ONLY PERIOD                                                       48
 ORIGINAL TERM / AMORTIZATION                                        120 / 360
 REMAINING TERM / AMORTIZATION                                       118 / 360
 LOCKBOX                                                                   Yes

UP-FRONT RESERVES
  TAX                                      Yes
  FREE RENT RESERVE                        $112,292

 ONGOING MONTHLY RESERVES
  TAX                                      Yes
  REPLACEMENT                              $1,634
  TI/LC                                    $10,211
  PAYLESS SHOES LEASE*                     Springing

 ADDITIONAL FINANCING                                                     None

 CUT-OFF DATE BALANCE                                              $40,000,000
 CUT-OFF DATE BALANCE/SF                                                  $409
 CUT-OFF DATE LTV                                                        74.2%
 MATURITY DATE LTV                                                       67.6%
 UW DSCR ON NCF                                                          1.20x
--------------------------------------------------------------------------------

*  In the event the borrower does not complete the buyout of the Payless Shoes
   Lease by June 1, 2005, the borrower will be required to deliver a letter of credit in an amount of $3,900,000, subject to adjustment based on market rents pursuant to the terms of the loan documents.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                    New York, New York
 PROPERTY TYPE                                                    Office -- CBD
 SIZE (SF)                                                               97,717
 OCCUPANCY AS OF MARCH 7, 2005                                            99.6%
 YEAR BUILT / YEAR RENOVATED                                          1987 / NA
 APPRAISED VALUE                                                    $53,900,000
 PROPERTY MANAGEMENT                                   Jeffrey Management Corp.
 UW ECONOMIC OCCUPANCY                                                    95.0%
 UW REVENUES                                                         $5,586,654
 UW TOTAL EXPENSES                                                   $2,225,529
 UW NET OPERATING INCOME (NOI)                                       $3,361,125
 UW NET CASH FLOW (NCF)                                              $3,219,165
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                590 FIFTH AVENUE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                              % OF          DATE OF
                                       RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL          LEASE
                TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT         EXPIRATION
--------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- ------------------

Strategic Insight Mutual Fund
  Research and Consulting, LLC ..       NR/NR/NR         13,788       14.1%    $48.00     $  661,824      12.4%       December 2007
Career Blazer ...................       NR/NR/NR         12,178       12.5     $45.51        554,208      10.4   Multiple Spaces(2)
Citra Trading ...................       NR/NR/NR          8,167        8.4     $40.00        326,680       6.1             May 2014
Payless Shoes(3) ................      NR/BB-/NR          6,618        6.8    1$52.60      1,009,907      18.9           April 2009
Diascience Co ...................       NR/NR/NR          5,974        6.1     $49.00        292,726       5.5           March 2011
Non-major tenants ...............                        50,583       51.8     $49.59      2,508,557      46.9
Vacant ..........................                           409        0.4                         0       0.0
                                                         ------      -----                ----------     -----
TOTAL ...........................                        97,717      100.0%               $5,353,902     100.0%
                                                         ======      =====                ==========     =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 230 square feet expire monthly and
      11,948 square feet expire in September 2008.
(3)   The borrower is currently negotiating with Payless Shoes to terminate its lease and replace Payless Shoes with certain other tenants. See "The
      Property" below.

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                                                           CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*     % OF SF ROLLING*     RENT ROLLING*        ROLLING*
--------------   ---------   -----------   ----------   -------------   ------------------   ---------------   ---------------

     2005        3             $ 16.92        2,284           2.3%               2.3%               0.7%              0.7%
     2006        1             $ 47.00        4,900           5.0%               7.4%               4.3%              5.0%
     2007        5             $ 51.30       20,321          20.8%              28.1%              19.5%             24.5%
     2008        2             $ 44.41       17,501          17.9%              46.1%              14.5%             39.0%
     2009        2             $123.71        9,318           9.5%              55.6%              21.5%             60.5%
     2010        0             $  0.00            0           0.0%              55.6%               0.0%             60.5%
     2011        2             $ 51.34        9,795          10.0%              65.6%               9.4%             69.9%
     2012        1             $ 53.83        2,200           2.3%              67.9%               2.2%             72.1%
     2013        3             $ 49.94       17,922          18.3%              86.2%              16.7%             88.9%
     2014        1             $ 40.00        8,167           8.4%              94.6%               6.1%             95.0%
     2015        1             $ 55.00        4,900           5.0%              99.6%               5.0%            100.0%
  Thereafter     0             $  0.00            0           0.0%              99.6%               0.0%            100.0%
    Vacant       0               N/A            409           0.4%             100.0%               0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------

*  Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                590 FIFTH AVENUE
--------------------------------------------------------------------------------

o  THE LOAN. The Mortgage Loan (the "590 Fifth Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New York.
   The 590 Fifth Avenue Loan represents approximately 2.8% of the Cut-Off Date
   Pool Balance. The 590 Fifth Avenue Loan was originated on March 1, 2005, and has a principal balance as of the Cut-Off Date of $40,000,000. The 590 Fifth
   Avenue Loan provides for interest-only payments for the first 48 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The 590 Fifth Avenue Loan has a remaining term of 118 months and matures on
   March 11, 2015. The 590 Fifth Avenue Loan may be prepaid on or after January
   11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o  THE BORROWER. The borrower is 590 Fifth Avenue LLC, a special purpose entity.
   Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 590 Fifth Avenue Loan. The sponsors are Jeffrey Feil, Stanley Chera and Joseph Nakash. Jeffrey Feil is the
   principal of the Feil Organization, a New York based real estate company with ownership interests in over 8.5 million square feet of retail properties, 5 million square feet of office properties and 5,000 residential rental units.

o  THE PROPERTY. The Mortgaged Property is an approximately 97,717 square foot office building situated on approximately 0.1 acres. The Mortgaged Property was constructed in 1987. The Mortgaged Property is located in New York, New
   York. As of March 7, 2005, the occupancy rate for the Mortgaged Property securing the 590 Fifth Avenue Loan was approximately 99.6%.

   The largest tenant is Strategic Insight Mutual Fund Research and Consulting,
   LLC ("Strategic Insight"), occupying approximately 13,788 square feet, or approximately 14.1% of the net rentable area. Strategic Insight provides products and services for the asset management business in the United States and globally. The Strategic Insight lease expires in December 2007. The second largest tenant is Career Blazer, occupying approximately 12,178 square feet, or approximately 12.5% of the net rentable area. Career Blazer is a provider of employment for both temporary and permanent positions in the
   Northeast and Mid-Atlantic regions. The Career Blazer leases expire in
   September 2008 (except with respect to 230 square feet, which is leased month-to-month). The third largest tenant is Citra Trading, occupying approximately 8,167 square feet, or approximately 8.4% of the net rentable area. Citra Trading is a family owned jewelry business dealing in gold, pearls, diamonds and gemstones. The Citra Trading lease expires in May 2014.

   The borrower is currently negotiating with Payless Shoes, a ground floor retail tenant, to terminate its lease and replace it with Kay Jewelers, Lush
   Cosmetics and DGNY LLC (an existing tenant who will expand into the second floor space). The borrower expects to complete the buyout of the Payless
   Shoes space by June 1, 2005. In the event the borrower does not complete the
   Payless Shoes buyout by June 1, 2005, the borrower will be required to deliver a letter of credit to the mortgagee in an amount equal to ten times the difference between the current rent and the market rent for the Payless
   Shoes space. The mortgagee will be entitled to hold the letter of credit until such time as the debt service coverage ratio at the Mortgaged Property exceeds 1.20x or the Payless Shoes space is leased at a market rent.

o  LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o  MANAGEMENT. Jeffrey Management Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 590 Fifth Avenue
   Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                     EXTRA SPACE SELF STORAGE PORTFOLIO #3
--------------------------------------------------------------------------------

         [5 PICTURES OF EXTRA SPACE SELF STORAGE PORTFOLIO #3 OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                     EXTRA SPACE SELF STORAGE PORTFOLIO #3
--------------------------------------------------------------------------------

             [MAP OF EXTRA SPACE SELF STORAGE PORTFOLIO #3 OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                     EXTRA SPACE SELF STORAGE PORTFOLIO #3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
  MORTGAGE LOAN SELLER                                                 Wachovia
  CUT-OFF DATE BALANCE                                              $32,550,000
  PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  2.3%
  NUMBER OF MORTGAGE LOANS                                                    5
  LOAN PURPOSE                                                      Acquisition
  SPONSOR                                               Extra Space Storage LLC
  TYPE OF SECURITY                                                          Fee
  MORTGAGE RATE                                                          4.950%
  MATURITY DATE                                                  April 11, 2010
  AMORTIZATION TYPE                                               Interest Only
  INTEREST ONLY PERIOD                                                       60
  ORIGINAL TERM / AMORTIZATION                                          60 / IO
  REMAINING TERM / AMORTIZATION                                         59 / IO
  LOCKBOX                                                             Springing

  UP-FRONT RESERVES
    TAX/INSURANCE             Yes
    ENGINEERING               $32,188

  ONGOING MONTHLY RESERVES
    TAX/INSURANCE             Yes
    REPLACEMENT               $4,676

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                               $32,550,000
 CUT-OFF DATE BALANCE/SF                                                    $83
 CUT-OFF DATE LTV                                                         82.0%
 MATURITY DATE LTV                                                        82.0%
 UW DSCR ON NCF                                                           1.58x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               5
 LOCATION                                                      Various, Various
 PROPERTY TYPE                                                     Self Storage
 SIZE (SF)                                                              392,520
 OCCUPANCY AS OF MARCH 15, 2005                                           88.6%
 YEAR BUILT / YEAR RENOVATED                                       Various / NA
 APPRAISED VALUE                                                    $39,710,000
 PROPERTY MANAGEMENT                                Extra Space Management, LLC
 UW ECONOMIC OCCUPANCY                                                    88.4%
 UW REVENUES                                                         $4,480,780
 UW TOTAL EXPENSES                                                   $1,873,782
 UW NET OPERATING INCOME (NOI)                                       $2,606,998
 UW NET CASH FLOW (NCF)                                              $2,550,830
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #3
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                       EXTRA SPACE SELF STORAGE PORTFOLIO #3 SUMMARY
-------------------------------------------------------------------------------------------
                                                                              CUT-OFF DATE
                               CUT-OFF DATE                NO. OF    SQUARE    BALANCE PER
PROPERTY NAME                     BALANCE     YEAR BUILT    UNITS   FOOTAGE    SQUARE FOOT
----------------------------- -------------- ------------ -------- --------- --------------

Extra Space Self Storage
  #3 - Atlanta, GA. .........  $  9,600,000     1996         783     75,937       $ 126
Extra Space Self Storage
  #3 - Orlando (South
  John Young Parkway),
  FL ........................     8,200,000     1999         687     86,583       $  95
Extra Space Self Storage
  #3 - Orlando (Metrowest
  Boulevard), FL ............     6,400,000     2000         845     87,765       $  73
Extra Space Self Storage
  #3 - Orlando (Lake
  Underhill
  Road), FL .................     4,600,000     2002         436     69,385       $  66
Extra Space Self Storage
  #3 - Ocoee, FL ............     3,750,000     1987         572     72,850       $  51
                               ------------                -----     ------
TOTAL .......................  $ 32,550,000                3,323    392,520       $  83
                               ============                =====    =======
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                          APPRAISED
                                                            APPRAISED       VALUE
PROPERTY NAME                  OCCUPANCY      UW NCF          VALUE        PER SF       LTV       DSCR
----------------------------- ----------- -------------- --------------- ---------- ---------- ----------

Extra Space Self Storage
  #3 - Atlanta, GA. .........     81.6%    $   717,646    $ 11,750,000      $ 155       81.7%      1.51x
Extra Space Self Storage
  #3 - Orlando (South
  John Young Parkway),
  FL ........................     97.0%        613,759      10,000,000      $ 115       82.0%      1.51x
Extra Space Self Storage
  #3 - Orlando (Metrowest
  Boulevard), FL ............     83.1%        554,517       7,800,000      $  89       82.1%      1.75x
Extra Space Self Storage
  #3 - Orlando (Lake
  Underhill
  Road), FL .................     84.2%        362,092       5,600,000      $  81       82.1%      1.59x
Extra Space Self Storage
  #3 - Ocoee, FL ............     96.6%        302,816       4,560,000      $  63       82.2%      1.63x
                                           -----------    ------------
TOTAL .......................     88.6%    $ 2,550,830    $ 39,710,000      $ 101       82.0%      1.58x
                                           ===========    ============
-------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                     EXTRA SPACE SELF STORAGE PORTFOLIO #3
--------------------------------------------------------------------------------

o  THE LOAN. The Mortgage Loans (the "Extra Space Self Storage Portfolio #3
   Loans") are secured by first deeds of trust encumbering 5 self storage properties located in Florida (4 Mortgaged Properties) and Georgia (1
   Mortgaged Property). The Extra Space Self Storage Portfolio #3 Loans
   represent approximately 2.3% of the Cut-Off Date Pool Balance. The Extra
   Space Self Storage Portfolio #3 Loans were originated on March 21, 2005, and have an aggregate principal balance as of the Cut-Off Date of $32,550,000.
   Each Extra Space Self Storage Portfolio #3 Loan is cross-collateralized and cross-defaulted with each of the other Extra Space Self Storage Portfolio #3
   Loans. Each Extra Space Self Storage Portfolio #3 Loan provides for interest-only payments for the entire loan term.

   Each of the Extra Space Self Storage Portfolio #3 Loans has a remaining term of 59 months and matures on April 11, 2010. The Extra Space Self Storage
   Portfolio Loans may be prepaid on or after February 11, 2010, and permit defeasance with United States government obligations beginning two years after the Closing Date.

o  THE BORROWER. The borrower is Extra Space Properties Twenty LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Extra Space Self Storage
   Portfolio #3 Loans. The sponsor for the borrower is Extra Space Storage LLC.
   Extra Space Storage LLC is a publicly traded self-storage operator with a portfolio of approximately 130 facilities in 16 states.

o  THE PROPERTIES. The Mortgaged Properties consist of 5 self storage facilities containing, in the aggregate, 392,520 square feet of storage space. Each
   Mortgaged Property contains regular storage and/or climate controlled units.
   As of March 15, 2005, the occupancy rate for the Mortgaged Properties securing the Extra Space Self Storage Portfolio #3 Loans was approximately
   88.6%.

o  LOCK BOX ACCOUNT. At any time during the term of the Extra Space Self Storage
   Portfolio #3 Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x for a 12 consecutive month period or (ii)
   upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o  MANAGEMENT. Extra Space Management, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space Self
   Storage Portfolio #3 Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           CYPRESS LAKE AT STONEBRIAR
--------------------------------------------------------------------------------

               [5 PICTURES OF CYPRESS LAKE AT STONEBRIAR OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           CYPRESS LAKE AT STONEBRIAR

                  [MAP OF CYPRESS LAKE AT STONEBRIAR OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           CYPRESS LAKE AT STONEBRIAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                              $29,770,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  2.1%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                        Refinance
 SPONSOR                                                      Harold Tomlinson
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.420%
 MATURITY DATE                                                    May 11, 2010
 AMORTIZATION TYPE                                               Interest Only
 INTEREST ONLY PERIOD                                                       60
 ORIGINAL TERM / AMORTIZATION                                          60 / IO
 REMAINING TERM / AMORTIZATION                                         60 / IO
 LOCKBOX                                                                  None

 UP-FRONT RESERVES
   TAX/INSURANCE               No
   ENGINEERING                 $3,750

 ADDITIONAL FINANCING                                                     None

 CUT-OFF DATE BALANCE                                              $29,770,000
 CUT-OFF DATE BALANCE/UNIT                                             $63,072
 CUT-OFF DATE LTV                                                        77.9%
 MATURITY DATE LTV                                                       77.9%
 UW DSCR ON NCF                                                          1.45x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                              1
 LOCATION                                                        Frisco, Texas
 PROPERTY TYPE                                     Multifamily -- Conventional
 SIZE (UNITS)                                                              472
 OCCUPANCY AS OF MARCH 17, 2005                                          93.2%
 YEAR BUILT / YEAR RENOVATED                                         2002 / NA
 APPRAISED VALUE                                                   $38,200,000
 PROPERTY MANAGEMENT                                        GREP, Dallas, L.P.
 UW ECONOMIC OCCUPANCY                                                   75.6%
 UW REVENUES                                                        $4,893,023
 UW TOTAL EXPENSES                                                  $2,465,964
 UW NET OPERATING INCOME (NOI)                                      $2,427,059
 UW NET CASH FLOW (NCF)                                             $2,332,859
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           CYPRESS LAKE AT STONEBRIAR
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                           UNIT MIX
-----------------------------------------------------------------------------------------------
                                  APPROXIMATE
                       NO. OF      UNIT SIZE     APPROXIMATE
      UNIT MIX          UNITS        (SF)         NRA (SF)      % OF NRA        RENTAL RATE
-------------------   --------   ------------   ------------   ----------   -------------------

1 BR/1 BA .........      184           733         134,876         30.5%           $845
2 BR/1 BA .........       48           874          41,952          9.5            $963
2 BR/2 BA .........      216         1,059         228,744         51.7           $1,113*
3 BR/2 BA .........       24         1,521          36,504          8.3           $1,670
                         ---                       -------        -----
TOTAL .............      472           937         442,076        100.0%    $1,021 / $1.09 /SF
                         ===                       =======        =====
-----------------------------------------------------------------------------------------------

*  The rental rate excludes one guest unit which is rented on a per-night basis.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           CYPRESS LAKE AT STONEBRIAR
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Cypress Lake at Stonebriar Loan") is
  secured by a first mortgage encumbering a 472-unit multifamily complex located in Frisco, Texas. The Cypress Lake at Stonebriar Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Cypress Lake at
  Stonebriar Loan was originated on April 20, 2005, and has a principal balance as of the Cut-Off Date of $29,770,000. The Cypress Lake at
  Stonebriar Loan provides for interest-only payments for the entire loan term.

  The Cypress Lake at Stonebriar Loan has a remaining term of 60 months and matures on May 11, 2010. The Cypress Lake at Stonebriar Loan may be prepaid on or after March 11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Frisco Stonebriar, Ltd., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Cypress Lake at Stonebriar Loan.
  The sponsor is Harold Tomlinson. Harold Tomlinson is the founder of
  Tomlinson Construction Corporation, a multi-family property developer in
  Texas and Florida.

o THE PROPERTY. The Mortgaged Property is a 472-unit garden-style apartment complex consisting of 24 buildings situated on approximately 27.7 acres. The
  Mortgaged Property was constructed in 2002. The Mortgaged Property is located in Frisco, Texas within the Dallas-Fort Worth-Arlington, Texas metropolitan statistical area. The Mortgaged Property includes two community swimming pools, whirlpool/spa, a fitness center, children's playground area, clubhouse, indoor basketball court, car-care center, picnic area and a leasing office. As of March 17, 2005, the occupancy rate for the Mortgaged
  Property securing the Cypress Lake at Stonebriar Loan was approximately
  93.2%.

o LOCKBOX. The loan documents do not require a lock box account.

o PROPERTY MANAGEMENT. GREP, Dallas, L.P. is the property manager for the
  Mortgaged Property securing the Cypress Lake at Stonebriar Loan. GREP,
  Dallas, L.P. is a subsidiary of Greystar, which currently manages more than
  5,000 units within the Dallas-Fort Worth metropolitan area.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          CASA PALOMA SHOPPING CENTER
--------------------------------------------------------------------------------

              [4 PICTURES OF CASA PALOMA SHOPPING CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          CASA PALOMA SHOPPING CENTER
--------------------------------------------------------------------------------

                  [MAP OF CASA PALOMA SHOPPING CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          CASA PALOMA SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $29,050,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   2.1%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                    Marc J. Paul, Robert A. Robotti and
                                           Secured California Investments, Inc.
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.630%
 MATURITY DATE                                                   March 11, 2015
 AMORTIZATION TYPE                                            Interest Only ARD
 INTEREST ONLY PERIOD                                                       120
 ORIGINAL TERM / AMORTIZATION                                          120 / IO
 REMAINING TERM / AMORTIZATION                                         118 / IO
 LOCKBOX                                                                    Yes

 UP-FRONT RESERVES
   TAX/INSURANCE            Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE            Yes

 ADDITIONAL FINANCING       Secured Subordinate Debt*                $6,400,000

 CUT-OFF DATE BALANCE                                               $29,050,000
 CUT-OFF DATE BALANCE/SF                                                   $223
 CUT-OFF DATE LTV                                                         69.8%
 MATURITY DATE LTV                                                        69.8%
 UW DSCR ON NCF                                                           1.47x
--------------------------------------------------------------------------------
*  The secured subordinate debt is also secured by a pledge of the equity interests in the borrower.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                     Chandler, Arizona
 PROPERTY TYPE                                               Retail -- Anchored
 SIZE (SF)                                                              130,096
 OCCUPANCY AS OF MARCH 1, 2005                                            91.0%
 YEAR BUILT / YEAR RENOVATED                                          1999 / NA
 APPRAISED VALUE                                                    $41,600,000
 PROPERTY MANAGEMENT                                      CB Richard Ellis Inc.
 UW ECONOMIC OCCUPANCY                                                    92.0%
 UW REVENUES                                                         $3,630,382
 UW TOTAL EXPENSES                                                   $1,129,236
 UW NET OPERATING INCOME (NOI)                                       $2,501,146
 UW NET CASH FLOW (NCF)                                              $2,400,247
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          CASA PALOMA SHOPPING CENTER
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                          TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                              NET      % OF NET                              % OF        DATE OF
                                          RATINGS*          RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
                TENANT                MOODY'S/S&P/FITCH    AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
---------------------------------- ---------------------- ----------- ---------- ---------- ------------- ---------- -------------

AJ's Fine Foods ..................     NR / NR / NR          26,500       20.4%  $ 11.20     $   296,800      11.2%     April 2025
Creative Leather Furniture .......     NR / NR / NR          13,249       10.2   $ 15.50         205,359       7.7      March 2010
Showcase Home Entertainment ......     NR / NR / NR          12,000        9.2   $ 20.25         243,000       9.2   February 2010
Gap/Gap Kids .....................  Baa3 / BBB- / BBB-        9,000        6.9   $ 20.00         180,000       6.8      March 2006
Banana Republic ..................  Baa3 / BBB- / BBB-        7,000        5.4   $ 20.35         142,450       5.4      April 2008
Non-major tenants ................                           50,587       38.9   $ 31.38       1,587,433      59.8
Vacant ...........................                           11,760        9.0                         0       0.0
                                                             ------      -----               -----------     -----
TOTAL ............................                          130,096      100.0%              $ 2,655,042     100.0%
                                                            =======      =====               ===========     =====
----------------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------
                                                                                             % OF       CUMULATIVE
                                   WA BASE                   % OF TOTAL     CUMULATIVE      ACTUAL      % OF ACTUAL
                  # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF        RENT          RENT
     YEAR           ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*      ROLLING*      ROLLING*
--------------   -------------   -----------   ----------   ------------   ------------   ----------   ------------

     2005             1            $ 37.82        1,205          0.9%            0.9%         1.7%           1.7%
     2006             2            $ 21.92       10,225          7.9%            8.8%         8.4%          10.2%
     2007             0            $  0.00            0          0.0%            8.8%         0.0%          10.2%
     2008             4            $ 27.14       12,109          9.3%           18.1%        12.4%          22.5%
     2009             3            $ 29.16        6,644          5.1%           23.2%         7.3%          29.8%
     2010             10           $ 24.92       51,498         39.6%           62.8%        48.3%          78.2%
     2011             3            $ 27.84       10,155          7.8%           70.6%        10.6%          88.8%
     2012             0            $  0.00            0          0.0%           70.6%         0.0%          88.8%
     2013             0            $  0.00            0          0.0%           70.6%         0.0%          88.8%
     2014             0            $  0.00            0          0.0%           70.6%         0.0%          88.8%
     2015             0            $  0.00            0          0.0%           70.6%         0.0%          88.8%
  Thereafter          1            $ 11.20       26,500         20.4%           91.0%        11.2%         100.0%
    Vacant            0              N/A         11,760          9.0%          100.0%         0.0%         100.0%
-------------------------------------------------------------------------------------------------------------------

*  Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          CASA PALOMA SHOPPING CENTER
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Casa Paloma Loan") is secured by a first mortgage encumbering an anchored retail center located in Chandler, Arizona.
  The Casa Paloma Loan represents approximately 2.1% of the Cut-Off Date Pool
  Balance. The Casa Paloma Loan was originated on March 10, 2005, and has a principal balance as of the Cut-Off Date of $29,050,000. The Casa Paloma
  Loan provides for interest-only payments for the entire loan term.

  The Casa Paloma Loan has a remaining term of 118 months to its anticipated repayment date of March 11, 2015. The Casa Paloma Loan may be prepaid with a yield maintenance premium beginning two years after the Closing Date.

o THE BORROWER. The borrowers are SCI Casa Paloma Fund, LLC, SCI Casa Paloma
  Fund 1, LLC, SCI Casa Paloma Fund 2, LLC, SCI Casa Paloma Fund 3, LLC, SCI
  Casa Paloma Fund 4, LLC, SCI Casa Paloma Fund 5, LLC, SCI Casa Paloma Fund
  6, LLC, SCI Casa Paloma Fund 7, LLC, SCI Casa Paloma Fund 8, LLC, SCI Casa
  Paloma Fund 9, LLC, SCI Casa Paloma Fund 10, LLC, SCI Casa Paloma Fund 11,
  LLC, SCI Casa Paloma Fund 12, LLC, SCI Casa Paloma Fund 13, LLC, SCI Casa
  Paloma Fund 14, LLC, SCI Casa Paloma Fund 15, LLC, SCI Casa Paloma Fund 16,
  LLC, SCI Casa Paloma Fund 17, LLC, SCI Casa Paloma Fund 18, LLC, SCI Casa
  Paloma Fund 19, LLC, SCI Casa Paloma Fund 20, LLC, SCI Casa Paloma Fund 21,
  LLC, SCI Casa Paloma Fund 22, LLC, SCI Casa Paloma Fund 23, LLC, SCI Casa
  Paloma Fund 24, LLC and SCI Casa Paloma Fund 25, LLC, each a special purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Casa Paloma Loan. The sponsors of the borrowers are Secured California Investments, Inc., Marc J.
  Paul and Robert A. Robotti, the principals of SCI Real Estate Investments
  Inc. SCI Real Estate Investments Inc. is an integrated real estate investment company headquartered in Southern California that acquires and manages investment properties primarily in the southwest portion of the
  United States.

o THE PROPERTY. The Mortgaged Property is an approximately 130,096 square foot anchored retail building situated on approximately 16.8 acres. The Mortgaged
  Property was constructed in 1999. The Mortgaged Property is located in
  Chandler, Arizona, within the Phoenix-Mesa-Scottsdale, Arizona metropolitan statistical area. As of March 1, 2005, the occupancy rate for the Mortgaged
  Property securing the Casa Paloma Loan was approximately 91.0%.

  The largest tenant is AJ's Fine Foods, occupying approximately 26,500 square feet, or approximately 20.4% of the net rentable area. AJ's Fine Foods, owned by Bashas' Inc., is a gourmet-style grocery with 11 locations in the metro Phoenix area. The AJ's Fine Foods lease expires in April 2025. The second largest tenant is Creative Leather Furniture ("Creative Leather"), occupying approximately 13,249 square feet, or approximately 10.2% of the net rentable area. Creative Leather was founded in Tempe, Arizona. The
  Creative Leather lease expires in March 2010. The third largest tenant is
  Showcase Home Entertainment ("Showcase"), a subsidiary of Tweeter Home
  Entertainment Group, Inc., occupying approximately 12,000 square feet, or approximately 9.2% of the net rentable area. Showcase sells mid to high-end audio and video equipment in more than 170 stores. The Showcase lease expires in February 2010.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of March
  11, 2015, if the Casa Paloma Loan is not paid in full, the Casa Paloma Loan enters into a hyper-amortization period through March 11, 2020. The interest rate applicable to the Casa Paloma Loan during such hyper-amortization period will increase to 3.0% over the mortgage rate or
  3.0% over the treasury rate, as specified in the loan documents.

o SECURED SUBORDINATE DEBT/MEZZANINE DEBT. There is an existing mezzanine loan in the amount of $6,400,000. The mezzanine loan is not an asset of the Trust
  Fund and is secured by the Mortgaged Property and a pledge of the equity interests of the borrower.

o FREE RELEASE. The borrower may obtain the release of an unimproved parcel without payment of any release price upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that the proposed use of the release parcel will not violate any of the restrictions included in any lease at the remaining Mortgaged Property,
  (ii) the borrower provides evidence that the remaining Mortgaged Property will be in compliance with all applicable laws, (iii) the borrower provides an opinion of counsel that the proposed release will not adversely effect the REMIC status of the Trust Fund and (iv) no event of default has occurred and is continuing.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          CASA PALOMA SHOPPING CENTER
--------------------------------------------------------------------------------

o  MANAGEMENT. CB Richard Ellis Inc. is the property manager for the Mortgaged
   Property securing the Casa Paloma Loan. CB Richard Ellis Inc. is a national, full-service retail and commercial real estate firm with over $14 billion in assets under management.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                  COPACO CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $29,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   2.1%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                                           Joshua Kagan
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.400%
 MATURITY DATE                                                   March 11, 2015
 AMORTIZATION TYPE                                                          ARD
 INTEREST ONLY PERIOD                                                        48
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        118 / 360
 LOCKBOX                                                                    Yes

 UP-FRONT RESERVES
   TAX                             Yes
   ENGINEERING                     $156,250
   REPLACEMENT                     $24,985

 ONGOING MONTHLY RESERVES
   TAX                             Yes
   REPLACEMENT(1)                  Springing

 ADDITIONAL FINANCING(2)                                                   None

 CUT-OFF DATE BALANCE                                               $29,000,000
 CUT-OFF DATE BALANCE/SF                                                    $70
 CUT-OFF DATE LTV                                                         69.0%
 MATURITY DATE LTV                                                        62.9%
 UW DSCR ON NCF                                                           1.32x
--------------------------------------------------------------------------------
(1)   In the event amounts on deposit in the up-front Replacement Reserve are less than $24,985, a monthly replacement reserve of $1,041 will be required, up to a maximum amount of $24,985.

(2)   Future mezzanine debt permitted.

                      [PICTURE OF COPACO CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                               Bloomfield, Connecticut
 PROPERTY TYPE                                               Retail -- Anchored
 SIZE (SF)                                                              416,942
 OCCUPANCY AS OF MARCH 7, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                        1965 / 2003
 APPRAISED VALUE                                                    $42,000,000
 PROPERTY MANAGEMENT                                        Amcap, Incorporated
 UW ECONOMIC OCCUPANCY                                                    97.2%
 UW REVENUES                                                         $3,628,461
 UW TOTAL EXPENSES                                                     $896,701
 UW NET OPERATING INCOME (NOI)                                       $2,731,760
 UW NET CASH FLOW (NCF)                                              $2,570,336
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL
                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 COPACO CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                              % OF        DATE OF
                                        RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
TENANT                             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
--------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- ---------------

Lowe's Home Improvement (Ground
  Lease) ........................       A2/A+/A         160,000       38.4%   $  4.06    $  649,600       20.6%        May 2024
Burlington Coat Factory .........       NR/NR/NR         81,500       19.5    $  5.41       440,915       14.0   September 2009
Super Stop & Shop ...............      Ba2/BB/BB         65,000       15.6    $  9.98       648,700       20.6       April 2020
Dollar Tree .....................       NR/NR/NR         11,900        2.9    $  7.50        89,250        2.8        July 2009
Copaco Liquor ...................       NR/NR/NR         10,913        2.6    $ 10.00       109,130        3.5    February 2009
Non-major tenants ...............                        87,629       21.0    $ 13.86     1,214,751       38.5
Vacant ..........................                             0        0.0                        0        0.0
                                                        -------      -----               ----------      -----
TOTAL ...........................                       416,942      100.0%              $3,152,346      100.0%
                                                        =======      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 2700 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $27,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   2.0%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                                            Jack Dushey
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.410%
 MATURITY DATE                                                     May 11, 2015
 AMORTIZATION TYPE                                            Interest Only ARD
 INTEREST ONLY PERIOD                                                       120
 ORIGINAL TERM / AMORTIZATION                                          120 / IO
 REMAINING TERM / AMORTIZATION                                         120 / IO
 LOCKBOX                                                                    Yes
 SHADOW RATING (MOODY'S)*                                                    A2

 ONGOING MONTHLY RESERVES
  TAX                              Yes
  REPLACEMENT                      $417

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                               $27,500,000
 CUT-OFF DATE BALANCE/SF                                                 $1,100
 CUT-OFF DATE LTV                                                         89.9%
 MATURITY DATE LTV                                                        89.9%
 UW DSCR ON NCF                                                           1.09x
--------------------------------------------------------------------------------

*     Moody's has confirmed that the 2700 Broadway loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

                       [PICTURE OF 2700 BROADWAY OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                    New York, New York
 PROPERTY TYPE                                               Retail -- Anchored
 SIZE (SF)                                                               25,000
 OCCUPANCY AS OF MARCH 1, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                          2005 / NA
 APPRAISED VALUE                                                    $30,600,000
 PROPERTY MANAGEMENT                                               Self-managed
 UW ECONOMIC OCCUPANCY                                                   100.0%
 UW REVENUES                                                         $1,717,000
 UW TOTAL EXPENSES                                                      $85,180
 UW NET OPERATING INCOME (NOI)                                       $1,631,820
 UW NET CASH FLOW (NCF)                                              $1,628,070
--------------------------------------------------------------------------------
NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 2700 BROADWAY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET                               % OF       DATE OF
                                    RATINGS*        RENTABLE   RENTABLE    ACTUAL                    ACTUAL       LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
----------------------------- ------------------- ----------- ---------- ---------- ------------- ----------- -------------

Columbia University .........      NR/AAA/NR         25,000      100.0%  $ 68.68     $ 1,717,000      100.0%  October 2053
Vacant ......................                             0        0.0                         0        0.0
                                                     ------      -----               -----------      -----
TOTAL .......................                        25,000      100.0%              $ 1,717,000      100.0%
                                                     ======      =====               ===========      =====
---------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                FULLERTON TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $26,800,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.9%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                                 Robert M. Anderson and
                                                             Arthur B. Birtcher
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.130%
 MATURITY DATE                                                   March 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        48
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        118 / 360
 LOCKBOX                                                                   None

 UP-FRONT RESERVES
  INSURANCE                                Yes
  ENGINEERING                              $120,808
  REPLACEMENT                              $453,649
  TI/LC                                    $300,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                            Yes
  TI/LC(1)                                 $8,333

 ADDITIONAL FINANCING(2)                                                   None

 CUT-OFF DATE BALANCE                                               $26,800,000
 CUT-OFF DATE BALANCE/SF                                                   $119
 CUT-OFF DATE LTV                                                         75.8%
 MATURITY DATE LTV                                                        68.7%
 UW DSCR ON NCF                                                           1.21x
--------------------------------------------------------------------------------
(1)   The borrower is required to deposit $8,333 per month until March 11,
      2006, and $16,667 per month thereafter.

(2)   Future secured debt permitted.

                     [PICTURE OF FULLERTON TOWERS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  NUMBER OF MORTGAGED PROPERTIES                                              1
  LOCATION                                                Fullerton, California
  PROPERTY TYPE                                              Office -- Suburban
  SIZE (SF)                                                             226,019
  OCCUPANCY AS OF JANUARY 25, 2005                                         97.4%
  YEAR BUILT / YEAR RENOVATED                                         1968 / NA
  APPRAISED VALUE                                                   $35,350,000
  PROPERTY MANAGEMENT                        Birtcher Anderson Properties, Inc.
  UW ECONOMIC OCCUPANCY                                                    95.0%
  UW REVENUES                                                        $4,318,206
  UW TOTAL EXPENSES                                                  $1,874,018
  UW NET OPERATING INCOME (NOI)                                      $2,444,188
  UW NET CASH FLOW (NCF)                                             $2,127,162
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                FULLERTON TOWERS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                       NET      % OF NET                              % OF          DATE OF
                                     RATINGS(1)      RENTABLE   RENTABLE    ACTUAL                   ACTUAL          LEASE
                 TENANT          MOODY'S/S&P/FITCH  AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT         EXPIRATION
------------------------------- ------------------ ----------- ---------- ---------- ------------- ---------- -------------------

Moreno Insurance ..............       NR/NR/NR        35,211       15.6%  $ 18.58     $  654,146       15.6%            May 2007
Executive Suite (MASTER LEASE).       NR/NR/NR        22,172        9.8   $ 23.29        516,386       12.3        February 2010
Arcadis .......................       NR/NR/NR        12,552        5.6   $ 18.98        238,283        5.7   Multiple Spaces(2)
Public Defender ...............       NR/NR/NR        11,086        4.9   $ 20.42        226,376        5.4         January 2008
US Credit Bureau ..............       NR/NR/NR        10,905        4.8   $ 20.22        220,509        5.2            June 2010
Non-major tenants .............                      128,117       56.7   $ 18.31      2,346,030       55.8
Vacant ........................                        5,976        2.6                        0        0.0
                                                     -------      -----               ----------      -----
TOTAL .........................                      226,019      100.0%              $4,201,730      100.0%
                                                     =======      =====               ==========      =====
---------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 11,117 square feet expire in
      September 2005 and 1,435 square feet expire in May 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                COURTHOUSE PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $26,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.9%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                      Victor K. Tolkan, Julia S. Tolkan
                                                            and U2 50-50 G, LLC
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.500%
 MATURITY DATE                                                   April 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        36
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        119 / 360
 LOCKBOX                                                                    Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                Yes
   TI/LC(1)                     $1,095,000
   ARLINGTON COUNTY POLICE(2)   $500,000
   DEBT SERVICE                 $285,230

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                Yes
   REPLACEMENT                  $1,343

 ADDITIONAL FINANCING(3)        Mezzanine Debt                       $2,000,000

 CUT-OFF DATE BALANCE                                               $26,000,000
 CUT-OFF DATE BALANCE/SF                                                   $228
 CUT-OFF DATE LTV                                                         80.0%
 MATURITY DATE LTV                                                        71.6%
 UW DSCR ON NCF                                                           1.26x
--------------------------------------------------------------------------------
(1)   The up-front Tenant Improvement and Leasing Commission Reserve was required in lieu of ongoing Reserves.

(2)   The Arlington County Police reserve will be released when the Arlington
      County Police Department commences payment of full, unabated rent and the mortgagee receives an acceptable estoppel.

(3)   Future mezzanine debt permitted.

                     [PICTURE OF COURTHOUSE PLACE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                   Arlington, Virginia
 PROPERTY TYPE                                               Office -- Suburban
 SIZE (SF)                                                              113,908
 OCCUPANCY* AS OF MARCH 31, 2005                                          96.6%
 YEAR BUILT / YEAR RENOVATED                                          1986 / NA
 APPRAISED VALUE                                                    $32,500,000
 PROPERTY MANAGEMENT                                   Penzance Management, LLC
 UW ECONOMIC OCCUPANCY                                                    95.0%
 UW REVENUES                                                         $3,392,164
 UW TOTAL EXPENSES                                                   $1,057,813
 UW NET OPERATING INCOME (NOI)                                       $2,334,351
 UW NET CASH FLOW (NCF)                                              $2,227,223
--------------------------------------------------------------------------------
*  Includes space that is subject to a letter of intent but the related tenant has not taken occupancy.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                COURTHOUSE PLACE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                              NET     % OF NET                              % OF       DATE OF
                                           RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL       LEASE
               TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------ ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Govolution, Inc. ...................    NR / NR / NR        15,246       13.4%    $ 26.25   $   400,208      12.7%   January 2012
Bean Kinney & Korman, PC ...........    NR / NR / NR        14,536       12.8     $ 29.50       428,812      13.6   November 2006
Laughlin, Marinaccio & Owens .......    NR / NR / NR        11,288        9.9     $ 28.77       324,756      10.3   November 2013
SPSS, Inc. .........................    NR / NR / NR         9,732        8.5     $ 28.77       279,990       8.9     August 2008
National Association of Health .....    NR / NR / NR         9,339        8.2     $ 28.70       268,029       8.5    October 2009
Non-major tenants ..................                        49,843       43.8     $ 29.08     1,449,240      46.0
Vacant .............................                         3,924        3.4                         0       0.0
                                                            ------      -----               -----------     -----
TOTAL ..............................                       113,908      100.0%              $ 3,151,035     100.0%
                                                           =======      =====               ===========     =====
----------------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                KENSINGTON PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $24,975,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.8%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                      Renaissance Senior Living II, LLC
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.660%
 MATURITY DATE                                                     May 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        120 / 360
 LOCKBOX                                                                   None

 UP-FRONT RESERVES
  ENGINEERING                     $115,788

ADDITIONAL FINANCING*                                                      None

CUT-OFF DATE BALANCE                                                $24,975,000
CUT-OFF DATE BALANCE/UNIT                                              $140,309
CUT-OFF DATE LTV                                                          75.3%
MATURITY DATE LTV                                                         63.2%
UW DSCR ON NCF                                                            1.57x
--------------------------------------------------------------------------------
*  Future mezzanine debt permitted.

                     [PICTURE OF KENSINGTON PLACE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                               Walnut Creek, California
PROPERTY TYPE                                 Multifamily -- Independent Living
SIZE (UNITS)                                                                178
OCCUPANCY AS OF JANUARY 24, 2005                                          94.9%
YEAR BUILT / YEAR RENOVATED                                           1988 / NA
APPRAISED VALUE                                                     $33,150,000
PROPERTY MANAGEMENT                                   Renaissance Senior Living
                                                            Management II, Inc.
UW ECONOMIC OCCUPANCY                                                     94.9%
UW REVENUES                                                          $6,649,821
UW TOTAL EXPENSES                                                    $3,850,631
UW NET OPERATING INCOME (NOI)                                        $2,799,190
UW NET CASH FLOW (NCF)                                               $2,721,404
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                KENSINGTON PLACE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   UNIT MIX
---------------------------------------------------------------------------------------------------------------
                                 NO. OF       APPROXIMATE      APPROXIMATE       % OF
           UNIT MIX               UNITS     UNIT SIZE (SF)       NRA (SF)         NRA           RENTAL RATE
-----------------------------   --------   ----------------   -------------   ----------   --------------------

1 BR/1 BA (Windsor) .........      116            480             55,680          61.1%           $3,300
1 BR/1 BA (Tudor) ...........       58            560             32,480          35.6            $3,700
2 BR/1 BA ...................        2            803              1,606           1.8            $4,780
2 BR/2 BA ...................        2            712              1,424           1.6            $4,640
                                   ---                            ------         -----
TOTAL .......................      178            512             91,190         100.0%    $3,462 / $6.76 / SF
                                   ===                            ======         =====
---------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           SPRINGTOWN SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $19,760,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.4%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                                Lewis J. Brandolini III
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.590%
 MATURITY DATE                                                   April 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        24
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        119 / 360
 LOCKBOX                                                              Springing

 UP-FRONT RESERVES
   TAX/INSURANCE             Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes
   REPLACEMENT               $1,526
   TI/LC                     Springing

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                               $19,760,000
 CUT-OFF DATE BALANCE/SF                                                    $72
 CUT-OFF DATE LTV                                                         79.7%
 MATURITY DATE LTV                                                        70.0%
 UW DSCR ON NCF                                                           1.20x
--------------------------------------------------------------------------------

                [PICTURE OF SPRINGTOWN SHOPPING CENTER OMITTED]

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                 Reading, Pennsylvania
 PROPERTY TYPE                                               Retail -- Anchored
 SIZE (SF)                                                              275,460
 OCCUPANCY AS OF MARCH 1, 2005                                            99.6%
 YEAR BUILT / YEAR RENOVATED                                          1990 / NA
 APPRAISED VALUE                                                    $24,800,000
 PROPERTY MANAGEMENT                       Brandolini Property Management, Inc.
 UW ECONOMIC OCCUPANCY                                                    95.0%
 UW REVENUES                                                         $2,374,634
 UW TOTAL EXPENSES                                                     $632,487
 UW NET OPERATING INCOME (NOI)                                       $1,742,147
 UW NET CASH FLOW (NCF)                                              $1,627,194
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                           SPRINGTOWN SHOPPING CENTER
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                              % OF        DATE OF
                                        RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
              TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Lowe's Home Improvement .........    A2 / A+ / A        161,000       58.4%   $  3.57    $   575,000      30.2%  February 2024
Giant Food Store ................    NR / NR / NR        53,800       19.5    $ 10.00        538,000      28.3   February 2041
CVS .............................    A3 / A- / A-        11,840        4.3    $  8.50        100,640       5.3   February 2006
Advance Auto Parts ..............    NR / NR / NR         8,400        3.0    $  9.20         77,280       4.1      April 2007
Lemoyne Sleeper. ................    NR / NR / NR         5,000        1.8    $ 15.50         77,500       4.1    January 2009
Non-major tenants ...............                        34,220       12.4    $ 15.66        535,963      28.1
Vacant ..........................                         1,200        0.4                         0       0.0
                                                        -------      -----               -----------     -----
TOTAL . .........................                       275,460      100.0%              $ 1,904,383     100.0%
                                                        =======      =====               ===========     =====
-------------------------------------------------------------------------------------------------------------------------------

*  Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                   CREDIT SUISSE FIRST BOSTON

                                       MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                      RESORT AT UNIVERSITY PARK APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                              $19,300,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  1.4%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                 Anthony O. Zanze and Mark R. Hamilton
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.490%
 MATURITY DATE                                                  April 11, 2015
 AMORTIZATION TYPE                                                     Balloon
 INTEREST ONLY PERIOD                                                       60
 ORIGINAL TERM / AMORTIZATION                                        120 / 360
 REMAINING TERM / AMORTIZATION                                       119 / 360
 LOCKBOX                                                             Springing

 UP-FRONT RESERVES
  INSURANCE                    Yes
  HOLDBACK RESERVE             $300,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  REPLACEMENT                  $4,688

 ADDITIONAL FINANCING*                                                    None

 CUT-OFF DATE BALANCE                                              $19,300,000
 CUT-OFF DATE BALANCE/UNIT                                             $77,200
 CUT-OFF DATE LTV                                                        69.3%
 MATURITY DATE LTV                                                       64.4%
 UW DSCR ON NCF                                                          1.20x
--------------------------------------------------------------------------------
*  Future mezzanine debt permitted.

           [PICTURE OF RESORT AT UNIVERSITY PARK APARTMENTS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                             Colorado Springs, Colorado
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                250
OCCUPANCY AS OF MARCH 15, 2005                                            82.4%
YEAR BUILT / YEAR RENOVATED                                           2003 / NA
APPRAISED VALUE                                                     $27,850,000
PROPERTY MANAGEMENT                            Omni Apartment Communities, Inc.
UW ECONOMIC OCCUPANCY                                                     69.7%
UW REVENUES                                                          $2,499,968
UW TOTAL EXPENSES                                                      $868,107
UW NET OPERATING INCOME (NOI)                                        $1,631,861
UW NET CASH FLOW (NCF)                                               $1,575,611
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                      RESORT AT UNIVERSITY PARK APARTMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                               UNIT MIX
------------------------------------------------------------------------------------------------------
                         NO. OF       APPROXIMATE      APPROXIMATE
       UNIT MIX           UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA         RENTAL RATE
---------------------   --------   ----------------   ------------   ----------   --------------------

  1 BR/1 BA .........     100              798            79,800         32.9%           $963
  2 BR/2 BA .........     150            1,084           162,600         67.1          $1,235
                          ---                            -------        -----
  TOTAL .............     250              970           242,400        100.0%    $1,126 / $1.16 / SF
                          ===                            =======        =====
------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 PROSPECT PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $18,800,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.3%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                         DLC Management Corporation and
                                             Delphi Commercial Properties, Inc.
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.220%
 MATURITY DATE                                                   April 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        36
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        119 / 360
 LOCKBOX                                                              Springing

 UP-FRONT RESERVES
   TAX                             Yes
   ENGINEERING                     $10,625

 ONGOING MONTHLY RESERVES
   TAX                             Yes
   REPLACEMENT                     $1,645
   TI/LC                           Springing

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                               $18,800,000
 CUT-OFF DATE BALANCE/SF                                                   $133
 CUT-OFF DATE LTV                                                         78.7%
 MATURITY DATE LTV                                                        70.0%
 UW DSCR ON NCF                                                           1.25x
--------------------------------------------------------------------------------

                      [PICTURE OF PROSPECT PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                            West Hartford, Connecticut
 PROPERTY TYPE                                               Retail -- Anchored
 SIZE (SF)                                                              141,049
 OCCUPANCY AS OF MARCH 31, 2005                                          100.0%
 YEAR BUILT / YEAR RENOVATED                                        1966 / 1994
 APPRAISED VALUE                                                    $23,900,000
 PROPERTY MANAGEMENT                                 DLC Management Corporation
 UW ECONOMIC OCCUPANCY                                                    95.0%
 UW REVENUES                                                         $2,504,941
 UW TOTAL EXPENSES                                                     $814,186
 UW NET OPERATING INCOME (NOI)                                       $1,690,755
 UW NET CASH FLOW (NCF)                                              $1,555,460
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                                 PROSPECT PLAZA
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET    ACTUAL                    % OF        DATE OF
                                      RATINGS*        RENTABLE   RENTABLE     RENT                    ACTUAL        LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF     ACTUAL RENT     RENT      EXPIRATION
------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Shaw's Supermarket ............  Baa2 / BBB / BBB      70,000       49.6%   $  4.85    $  339,500       17.7%      July 2008
Joey'z Shopping Spree .........    NR / NR / NR        12,000        8.5    $ 16.75       201,000       10.5   November 2015
Hometown Buffet ...............    NR / B / NR          9,745        6.9    $ 14.00       136,430        7.1   December 2010
Dots ..........................    NR / NR / NR         6,625        4.7    $ 20.50       135,813        7.1    January 2015
Pretty Woman ..................    NR / NR / NR         6,400        4.5    $ 25.38       162,432        8.5      April 2011
Non-major tenants .............                        36,279       25.7    $ 25.94       941,102       49.1
Vacant ........................                             0        0.0                        0        0.0
                                                       ------      -----               ----------      -----
TOTAL .........................                       141,049      100.0%              $1,916,276      100.0%
                                                      =======      =====               ==========      =====
-----------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                              LA SERENA APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $18,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                    James A. Rosten, Rochelle M. Rosten,
                                           William McMorrow, Rosten Family Trust
                                           dated 7/10/01, James A. Rosten Living
                                         Trust dated 11/25/88 and Robert E. Hart
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.000%
 MATURITY DATE                                                    March 11, 2010
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         12
 ORIGINAL TERM / AMORTIZATION                                           60 / 360
 REMAINING TERM / AMORTIZATION                                          58 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
  INSURANCE                       Yes
  ENGINEERING                     $78,250
  FIRE DAMAGED UNITS(1)           $325,407

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                   Yes
  REPLACEMENT                     $3,917

 ADDITIONAL FINANCING(2)                                                    None

 CUT-OFF DATE BALANCE                                                $18,000,000
 CUT-OFF DATE BALANCE/UNIT                                               $95,745
 CUT-OFF DATE LTV                                                          72.0%
 MATURITY DATE LTV                                                         67.6%
 UW DSCR ON NCF                                                            1.32x
--------------------------------------------------------------------------------

(1)   The up-front Fire Damaged Units Reserve relates to costs associated with the repair of fire damaged units. Insurance proceeds were used to fund the repairs. This up-front reserve was required to mitigate any potential cost overruns. The related repairs are substantially complete.

(2)   Future mezzanine debt permitted.

                    [PICTURE OF LA SERENA APARTMENTS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                  Santa Ana, California
 PROPERTY TYPE                                       Multifamily -- Conventional
 SIZE (UNITS)                                                                188
 OCCUPANCY* AS OF FEBRUARY 22, 2005                                        96.3%
 YEAR BUILT / YEAR RENOVATED                                         1971 / 2005
 APPRAISED VALUE                                                     $25,000,000
 PROPERTY MANAGEMENT                             Kennedy-Wilson Properties, Ltd.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $2,529,600
 UW TOTAL EXPENSES                                                      $946,854
 UW NET OPERATING INCOME (NOI)                                       $1,582,746*
 UW NET CASH FLOW (NCF)                                              $1,535,746*
--------------------------------------------------------------------------------

*     Assumes apartments damaged by fire have been rebuilt and relet at market rates.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                              LA SERENA APARTMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              UNIT MIX
-----------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE       % OF
      UNIT MIX          UNITS     UNIT SIZE (SF)       NRA (SF)         NRA           RENTAL RATE
-------------------   --------   ----------------   -------------   ----------   --------------------

1 BR/1 BA .........      156             730           113,880          77.6%            $999
2 BR/2 BA .........       32           1,030            32,960          22.4            $1,400
                         ---                           -------         -----
TOTAL .............      188             781           146,840         100.0%    $1,067 / $1.37 / SF
                         ===                           =======         =====
-----------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          SANDPIPER VILLAGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $18,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                      William F. Raymond
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.090%
 MATURITY DATE                                                      May 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
  TAX/INSURANCE                Yes
  ENGINEERING*                 $1,005,734

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  REPLACEMENT                  $4,375

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $18,000,000
 CUT-OFF DATE BALANCE/UNIT                                               $85,714
 CUT-OFF DATE LTV                                                          79.6%
 MATURITY DATE LTV                                                         70.6%
 UW DSCR ON NCF                                                            1.21x
--------------------------------------------------------------------------------

*     The up-front Engineering Reserve relates to all of the costs of certain deferred maintenance matters and termite damage repairs.

                [PICTURE OF SANDPIPER VILLAGE APARTMENTS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                  Vacaville, California
 PROPERTY TYPE                                       Multifamily -- Conventional
 SIZE (UNITS)                                                                210
 OCCUPANCY AS OF MARCH 18, 2005                                            90.0%
 YEAR BUILT / YEAR RENOVATED                                           1986 / NA
 APPRAISED VALUE                                                     $22,600,000
 PROPERTY MANAGEMENT                                      Sequoia Equities, Inc.
 UW ECONOMIC OCCUPANCY                                                     92.9%
 UW REVENUES                                                          $2,435,656
 UW TOTAL EXPENSES                                                      $961,807
 UW NET OPERATING INCOME (NOI)                                        $1,473,849
 UW NET CASH FLOW (NCF)                                               $1,421,349
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------
                          SANDPIPER VILLAGE APARTMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                UNIT MIX
---------------------------------------------------------------------------------------------------------
                           NO. OF       APPROXIMATE      APPROXIMATE
UNIT MIX                    UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA         RENTAL RATE
-----------------------   --------   ----------------   ------------   ----------   --------------------

  1 BR/1 BA.. .........       94           708            66,552         37.5%            $925
  2 BR/1 BA.. .........       32           875            28,000         15.8            $1,075
  2 BR/2 BA. ..........       84           986            82,824         46.7            $1,205
                              --                          ------        -----
  TOTAL ...............      210           845           177,376        100.0%    $1,060 / $1.25 / SF
                             ===                         =======        =====
---------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
     Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.
     See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.
     See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage
     Loans.

-------------------------------------------------------------------------------------------------------------------------------
                                               SIGNIFICANT SPONSOR CONCENTRATION
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF               WEIGHTED
                                                                                      CUT-OFF   WEIGHTED   AVERAGE    WEIGHTED
                                                   # OF                  AGGREGATE      DATE     AVERAGE      UW      AVERAGE
                                                  LOANS/       LOAN    CUT-OFF DATE     POOL     CUT-OFF     DSCR     MORTGAGE
SPONSOR                                         PROPERTIES   NUMBERS      BALANCE     BALANCE   DATE LTV    ON NCF      RATE
---------------------------------------------- ------------ --------- -------------- --------- ---------- --------- -----------

   Jacob Chetrit, Meyer Chetrit, Cindy Dolgin     2/18      2 and 3    $260,000,000     18.5%      71.9%     1.31x      5.185%
   Prudential Property Investment Separate
    Account ("PRISA") ........................     1/1         1       $216,000,000     15.4%      61.7%     1.77x      5.205%
   Maguire Properties, L.P. ..................     1/1         4       $100,000,000      7.1%      79.6%     1.20x      5.390%
-------------------------------------------------------------------------------------------------------------------------------

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. One (1) group of
     Mortgage Loans, representing approximately 2.3% of the Cut-Off Date Pool
     Balance, is cross-collateralized and cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan
     (other than the Co-Lender Loans described below) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the mortgagee's prior consent. In addition to the loans described below under "Co-Lender Loans" with respect to 1
     Mortgage Loan, representing approximately 0.2% of the Cut-Off Date Pool
     Balance, the related borrower, under certain circumstances, may incur additional unsecured indebtedness other than in the ordinary course of business and without the consent of the mortgagee. With respect to 1
     Mortgage Loan, representing approximately 0.9% of the Cut-Off Date Pool
     Balance, the related Mortgage Loan documents provide that under certain circumstances (a) the related borrower may encumber the related Mortgaged
     Property with subordinate debt in the future, (b) the entities with a controlling ownership interest in the related borrower may pledge their interest in the borrower as security for mezzanine debt in the future and/or (c) the related borrower may incur additional unsecured indebtedness other than in the ordinary course of business, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 1 Mortgage Loan, representing approximately 2.1%
     of the Cut-Off Date Pool Balance, there is existing subordinated debt secured by the Mortgaged Property as well as secured by partnership interests in the borrowing entity. In the case of 1 Mortgage Loan, representing approximately 1.9% of the Cut-Off Date Pool Balance, the related Mortgage Loan documents provide that the borrower may incur additional secured debt. With respect to 15 Mortgage Loans, representing approximately 25.4% of the Cut-Off Date Pool Balance, the related Mortgage
     Loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 3
     Mortgage Loans, representing approximately 20.4% of the Cut-Off Date Pool
     Balance, the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. See
     "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
     Risks" in the preliminary prospectus supplement.

o    CO-LENDER LOANS. Five (5) Companion Loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. The 5 Mortgage Loans (the "Co-Lender
     Loans") (identified as loan numbers 1, 2, 21, 40 and 41 on Annex A-1 to the prospectus supplement) related to such Companion Loans are expected to have an aggregate Cut-Off Date Balance of $379,802,087, representing approximately 27.0% of the Cut-Off Date

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

     Pool Balance. Each Co-Lender Loan is cross-defaulted with its related
     Companion Loan(s). No Companion Loan will be part of the trust fund. Each of these Co-Lender Loans and its related Companion Loans are subject to intercreditor agreements.

o    ENVIRONMENTAL CONSIDERATIONS. With respect to 1 Mortgage Loan, representing approximately 1.9% of the Cut-Off Date Pool Balance, the related borrower has obtained a pollution legal liability environmental insurance policy with respect to the related Mortgaged Property. This policy was issued by the Chubb Group, which as of April 20, 2005, had a financial strength rating of "A2" from Moody's. Further, with respect to 1 Mortgage Loan, representing approximately 2.1% of the Cut-Off Date Pool Balance, the related borrower was required to obtain an environmental collateral protection and liability policy with respect to the related Mortgaged
     Property. This policy was issued by a subsidiary of the Zurich-American
     Insurance Group, which, as of April 20, 2005, had a financial strength rating of "A+" from S&P. See "RISK FACTORS--Environmental Laws May
     Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston
LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION

                            CREDIT SUISSE FIRST BOSTON

                                                MERRILL LYNCH & CO.

                                                           RBS GREENWICH CAPITAL

                                      102